EXHIBIT 10(l)
                      ALLTEL CORPORATION
                      PROFIT-SHARING PLAN
                (January 1, 1994 Restatement)

                       TABLE OF CONTENTS


                                                             Page

PREAMBLE                                                        1

ARTICLE I    DEFINITIONS                                        2

             1.01   Authorized Leave of Absence                 2
             1.02   Beneficiary                                 2
             1.03   Board of Directors                          2
             1.04   Break in Service                            2
             1.05   Code                                        2
             1.06   Company                                     2
             1.07   Compensation                                3
             1.08   Computation Period                          3
             1.09   Controlled Group                            4
             1.10   Early Retirement Date                       4
             1.11   Effective Date                              4
             1.12   Eligible Employee                           4
             1.13   Employee                                    5
             1.14   Employer                                    5
             1.15   Employer Contribution                       5
             1.16   Employment Commencement Date                5
             1.17   ERISA                                       5
             1.18   Forfeiture                                  6
             1.19   Guaranteed Principal Investment Fund        6
             1.20   Highly Compensated Employee                 6
             1.21   Hour of Service                             8
             1.22   Investment Fund A                           8
             1.23   Late Retirement Date                        8
             1.24   Nonhighly Compensated Employee              8
             1.25   Normal Retirement Age                       8
             1.26   Normal Retirement Date                      8
             1.27   Participant                                 8
             1.28   Plan                                        9
             1.29   Plan Administrator                          9
             1.30   Plan Year                                   9
             1.31   Prior Plan                                  9
             1.32   Reemployment Commencement Date              9
             1.33   Region                                      9
             1.34   Separate Account                            9
             1.35   Spouse                                      9
             1.36   Sub-Account                                 9
             1.37   Termination of Employment                  10
                              (i)

             1.38   Total and Permanent Disability             10
             1.39   Trust                                      10
             1.40   Trust Agreement                            10
             1.41   Trustee                                    10
             1.42   Trust Fund                                 10
             1.43   Valuation Date                             11
             1.44   Year of Eligibility Service                11
             1.45   Year of Participation                      11
             1.46   Year of Service                            11
             1.47   Year of Vesting Service                    11

ARTICLE II   ADMINISTRATION                                    12

             2.01   Plan Administrator                         12
             2.02   Allocation of Authority and Responsibility
                    Among Named Fiduciaries                    12
             2.03   Rights, Powers and Duties of the Plan
                    Administrator                              12
             2.04   Discharge of Duties                        13
             2.05   Indemnification                            13
             2.06   Compensation and Expenses                  14
             2.07   Committee                                  14
             2.08   Administrative Expenses                    15

ARTICLE III  GENERAL PROVISIONS                                16

             3.01   Adoption of the Plan by Other Employers    16
             3.02   No Contract of Employment                  16
             3.03   Restrictions Upon Assignments and
                    Creditor's Claims                          16
             3.04   Facility of Payment                        17
             3.05   Restriction of Claims Against Trust        17
             3.06   Benefits Payable from Trust                17
             3.07   Merger and Transfer of Assets or
                    Liabilities                                17
             3.08   Applicable Law                             17
             3.09   Reversion of Employer Contributions        18

ARTICLE IV   CLAIMS PROCEDURES                                 19

             4.01   Claim for Benefits                         19
             4.02   Review                                     19

ARTICLE V    AMENDMENT AND TERMINATION                         21

             5.01   Amendment and Termination of the Plan      21
             5.02   Procedure Upon Termination                 21

                             (ii)

             5.03   Non-Forfeitability Upon Termination of
                    Plan                                       22
             5.04   Reorganization                             22
             5.05   Withdrawal of an Employer                  22

ARTICLE VI   TRUST AGREEMENT AND TRUST FUND                    23

             6.01   Trust Agreement and Trust Fund             23
             6.02   Irrevocability                             23
             6.03   Benefits Payable Only from Trust Fund      23
             6.04   Optional Provision for Benefits            23
             6.05   Commingling Authorized                     23

ARTICLE VII  LIMITATION ON CONTRIBUTIONS                       25

             7.01   Definitions                                25
             7.02   Limitations on Crediting of
                    Contributions and Forfeitures              26
             7.03   Coverage Under Other Qualified Defined
                    Contribution Plan                          27
             7.04   Coverage Under Qualified Defined
                    Benefit Plan                               27
             7.05   Scope of Limitations                       28

ARTICLE VIII TOP-HEAVY PROVISIONS                              29

             8.01   Definitions                                29
             8.02   Applicability                              31
             8.03   Minimum Employer Contribution              31
             8.04   Coordination with Other Plans              32
             8.05   Adjustments to Section 415 Limitations     32
             8.06   Accelerated Vesting                        32

ARTICLE IX   SERVICE                                           34

             9.01   Crediting of Hours of Service              34
             9.02   Limitations on Crediting of Hours of
                    Service                                    35
             9.03   Department of Labor Rules                  36
             9.04   Years of Eligibility Service               36
             9.05   Years of Vesting Service                   38
             9.06   Vesting Following Break in Service         41

ARTICLE X    ELIGIBILITY AND PARTICIPATION                     42

             10.01  Eligibility                                42
             10.02  Termination and Rehiring                   42
             10.03  Duration of Participation                  43
                               (iii)

ARTICLE XI   INVESTMENT FUNDS, ACCOUNTING, AND SEPARATE
             ACCOUNTS                                          44

             11.01  Composition of Trust Fund                  44
             11.02  Election to Transfer to Guaranteed
                    Principal Investment Fund                  45
             11.03  Allocation of Earnings or Losses to
                    Separate Accounts                          45
             11.04  Separate Accounts                          45
             11.05  Sub-Accounts                               46

ARTICLE XII  VOLUNTARY CONTRIBUTIONS AND ROLLOVER
             CONTRIBUTIONS                                     47

             12.01  No Voluntary Contributions                 47
             12.02  No Rollover Contributions                  47

ARTICLE XIII EMPLOYER CONTRIBUTIONS AND ALLOCATIONS            48

             13.01  Employer Contributions                     48
             13.02  Timing of Employer Contributions           48
             13.03  Allocation of Forfeitures                  48
             13.04  Allocation of Employer Contributions       49
             13.05  Allocation of Employer Contributions
                    for Certain Transfer Employees             49
             13.06  Limitation on Employer Contributions       51

ARTICLE XIV  BENEFITS AND DISTRIBUTIONS                        52

             14.01  Normal Retirement                          52
             14.02  Late Retirement                            52
             14.03  Early Retirement                           52
             14.04  Disability Retirement                      52
             14.05  Death                                      53
             14.06  Other Termination of Employment            54
             14.07  Provision Pursuant to Section 401(a)(9)
                    of the Code                                54
             14.08  Provision Pursuant to Section 401(a)(14)
                    of the Code                                55
             14.09  Administrative Powers Relating to
                    Payments                                   55
             14.10  Reemployment                               56
             14.11  Special Provisions Effective
                    January 1, 1995                            57

ARTICLE XV   FORMS OF PAYMENT                                  58

             15.01  Method of Distribution                     58
             15.02  Notice Regarding Distributions             58
                             (iv)

             15.03  Small Benefit Cash-Out                     59
             15.04  Payment to Estate                          60
             15.05  Direct Rollover Requirements               60
             15.06  Valuation Date                             61
             15.07  Form of Election                           61

ARTICLE XVI  VESTING AND FORFEITURES                           62

             16.01  Full Vesting                               62
             16.02  Vesting Schedule                           62
             16.03  Forfeitures                                63
             16.04  Restoration of Certain Forfeitures
                    on Reemployment                            64
             16.05  Vesting Following Certain Distributions    64
             16.06  Election of Former Vesting Schedule        65

ARTICLE XVII BENEFICIARIES                                     66

             17.01  Designation of Beneficiary                 66
             17.02  Spousal Consent Requirements               66
             17.03  No Beneficiary                             66
             17.04  Reliance                                   67

ARTICLE XVIII  LOANS                                           68

             18.01  No Loans                                   68

ARTICLE XIX  IN-SERVICE WITHDRAWALS                            69

             19.01  No In-Service Withdrawals                  69

ARTICLE XX   MERGER OF CERTAIN PLANS INTO THE PLAN             70

             20.01  In General                                 70
             20.02  Merger of Allied Telephone Company
                    Profit Sharing Plan                        70
             20.03  Merger of Profit Sharing Plan for
                    Employees of Systematics Information
                    Services, Inc. and Participating
                    Affiliates                                 71

ARTICLE XXI  SPECIAL PROVISIONS AND EFFECTIVE DATES            73

             21.01  Effective Date                             73
             21.02  Tax Reform Act of 1986 Effective Dates     73
                              (v)

                       ALLTEL CORPORATION
                      PROFIT-SHARING PLAN
                 (January 1, 1994 Restatement)


                            PREAMBLE

The ALLTEL Corporation Profit-Sharing Plan, originally effective as of January 1, 1988, is hereby amended and restated in its entirety. The Plan, as amended and restated hereby, is intended to qualify as a profit-sharing plan under
Section 401(a) of the Code. The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in his Separate Account under the Plan on and after the effective date of this amendment and restatement shall be not less than his vested interest in his account on the day immediately preceding the effective date.

ARTICLE I
                          DEFINITIONS


Whenever used herein with the initial letter capitalized, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. For purposes of construction of the Plan, the masculine term shall include the feminine and the singular shall include the plural in all cases in which they could thus be applied.

1.01   Authorized Leave of Absence

       Any absence from regular employment authorized or excused by the Employer under its standard personnel practices, provided that all persons under similar circumstances shall be treated alike in the granting of such Authorized Leaves of Absence.

1.02   Beneficiary

       The person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire vested interest under the Plan.

1.03   Board of Directors

       The Board of Directors of the Company.

1.04   Break in Service

       A Computation Period during which an Employee does not complete more than 500 Hours of Service.

1.05   Code

       The Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

1.06   Company

       ALLTEL Corporation, its corporate successors, and the surviving corporation resulting from any merger of ALLTEL Corporation with any other corporation or corporations.
                              -2-

1.07   Compensation

       The amount paid by the Employer during the Plan Year directly to the Employee, including basic wages, cash bonuses, overtime compensation, commissions, shift differentials, in-charge premiums, and any amount the payment of which is deferred under the ALLTEL Corpora tion Executive Deferred Compensation Plan, the ALLTEL Corporation Performance Incentive Compensation Plan, or the ALLTEL Corporation Long-Term Performance Incentive Plan, but excluding any other forms of additional compensation and further excluding non-wage taxable fringe benefits. Compensation which a Participant elects to defer under the above-specified plans shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. Compensation shall not be affected by any compensation reduction pursuant to a "cafeteria plan" as defined in
       Section 125 of the Code.

       In no event, however, shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning after December 31, 1988 but prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code). If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is
       12. In determining the Compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five-percent owner or among the ten Highly Compensated Employees receiving the greatest Compensation for the Plan Year, the Compensation of the Participant's Spouse and of his lineal descendants who have not attained age 19 as of the close of the Plan Year shall be included as Compensation of the Participant for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's Compensation as determined prior to application of the family aggregation rules.

1.08   Computation Period

       For purposes of determining an Employee's Years of Eligibility Service, a Computation Period means (i) the 12-consecutive-month period beginning on his Employment Commencement Date, and (ii) each Plan Year beginning after his Employment Commencement Date.

       For purposes of determining an Employee's Years of Vesting Service, a Computation Period means each Plan
       Year, commencing with the Plan Year in which occurs his Employment Commencement Date.

       For purposes of determining a Participant's Years of Participation, a Computation Period means each Plan
       Year.

1.09   Controlled Group

       An Employer and any and all other corporations, trades, businesses, or organizations, the employees of which together with the employees of the Employer are required, pursuant to the applicable provisions of
       Section 414(b), (c), or (m) of the Code, to be treated as if they were employed by a single employer.

1.10   Early Retirement Date

       The last day of the month in which a Participant's employment terminates with the Employer and all other members of the Controlled Group before his Normal Retirement Age but after he has met the age and service requirements specified in Section 14.03.

1.11   Effective Date

       The Plan was originally effective as of January 1, 1988.

1.12   Eligible Employee

       Each Employee of the Employer, except

             (1)   an Employee covered by a collective
             bargaining agreement between an Employer and a representative of such Employee that does not specifically provide for coverage under the Plan; provided, however, that if an Employee ceases to be covered by a collective bargaining agreement (other than by a transfer of employment), such an Employee shall not become an Eligible Employee unless coverage under the Plan is specifically extended to such an Employee by an amendment to the Plan,

             (2) any person who is a nonresident alien and who receives no earned income (within the meaning of Section 911(b) of the Code) from the Employer that constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code), or

             (3)   a leased employee.

1.13   Employee

       A person employed by the Controlled Group.

       "Employee" shall include any "leased employee" (as hereinafter defined); provided, however, contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. For purposes of this paragraph, the term "leased employee" means any person who, pursuant to an agreement between the Employer and any other person ("leasing organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Internal Revenue Code) on a substantially full-time basis for a period of at least one year, if such services are of a type historically performed by employees in the business field of the Employer. Notwithstanding the foregoing, a leased employee shall not be considered an Employee for any Plan Year if such leased employees constitute less than 20% of the number of the Employer's Nonhighly Compensated Employees within the meaning of Section 414(n)(5)(C)(ii) of the Code and if during such Plan Year the leased employee is covered by a plan described in Section 414(n)(5)(B) of the Code.
       A leased employee is not eligible to participate in the Plan unless he actually becomes an Employee without regard to this paragraph.

1.14   Employer

       The Company and any other member of the Controlled
       Group adopting the Plan pursuant to Section 3.01 or any corresponding predecessor provision of the Plan.

1.15   Employer Contribution

       An Employer profit-sharing contribution made pursuant to Section 13.01.

1.16   Employment Commencement Date

       The date on which an Employee first performs an Hour of Service for the Employer or any other member of the Controlled Group.

1.17   ERISA

       The Employee Retirement Income Security Act of 1974, as the same has been and may be amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.
                              -5-

1.18   Forfeiture

       The non-vested portion of a Participant's Separate
       Account that is forfeited pursuant to Section 16.03.

1.19   Guaranteed Principal Investment Fund

       An investment fund described in Section 11.01.

1.20   Highly Compensated Employee

             (a)   An Employee is a Highly Compensated
             Employee under this provision if (a) the Employee is a 5-percent owner; (b) the Employee's compensation for the Plan Year exceeds the
             Section 414(q)(1)(B) of the Code amount; (c) the Employee's compensation exceeds the
             Section 414(q)(1)(C) of the Code amount for the Plan Year and the Employee is in the top-paid group of employees within the meaning of
             Section 414(q)(4) of the Code, or (d) the Employee is an officer described in
             Section 414(q)(1)(D) of the Code.

             (b) The lookback provisions of Section 414(q) of the Code shall not apply to determining Highly
             Compensated Employees under this provision.

       This simplified method for determining Highly
       Compensated Employees shall apply on the basis of a snapshot day. In applying this simplified method on a snapshot basis:

             (a)   Who is a Highly Compensated Employee is
             determined on the basis of the data as of the snapshot day, except as provided below in (c).

             (b) If the determination of who is a Highly Compensated Employee is made earlier than the last day of the Plan Year, the Employee's compensation that is used to determine an Employee's status must be projected for the Plan Year under a reasonable method established by the Company.

             (c) Employees not employed on the snapshot day that are taken into account in testing must be categorized as either Highly Compensated Employees or Non-Highly Compensated Employees.
             In that case, the method described in this section shall be subject to the following modifications. In addition to those Employees who are determined to be Highly Compensated Employees on the Plan's snapshot day, as described above, the Plan shall treat as a Highly Compensated Employee an eligible Employee for the Plan Year who:

                         (1)   terminated prior to the
                   snapshot day and was a Highly Compensated
                   Employee in the prior year;
                              -6-

                         (2)   terminated prior to the
                   snapshot day and (i) was a 5-percent owner,
                   (ii) has compensation for the Plan Year
                   greater than or equal to the projected
                   compensation of any Employee who is treated as a Highly Compensated Employee on the snapshot day (except for Employees who are Highly Compensated Employees solely because they are 5-percent owners or officers), or
                   (iii) was an officer and has compensation greater than or equal to the projected compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer; or

                         (3)   becomes employed subsequent to
                   the snapshot day and (i) is a 5-percent
                   owner, (ii) has compensation for the Plan
                   Year greater than or equal to the projected compensation of any Employee who is treated as a Highly Compensated Employee on the snapshot day (except for Employees who are Highly Compensated Employees solely because they are 5-percent owners or officers), or
                   (iii) is an officer and has compensation greater than or equal to the projected compensation of any other officer who is a Highly Compensated Employee on the snapshot day solely because that person is an officer.

       In applying this provision, Section 1.414(q)-1T of the Temporary Income Tax Regulations applies to the extent that it is not inconsistent with the methods specifically provided above.

       "Highly Compensated Employee" shall include a former Employee of the Company whose employment with the Controlled Group terminated prior to the Plan Year and who was a Highly Compensated Employee for the Plan Year in which his employment terminated or for any Plan Year ending on or after his 55th birthday.

       If an Employee is a member of the family of a 5-percent owner or one of the 10 Highly Compensated Employees paid the greatest compensation for a Plan Year, then the Employee shall not be considered a separate Employee and any compensation paid to such Employee (and any contribution on behalf of such Employee) shall be treated as if it were paid to (or on behalf of) the 5-percent owner or the Highly Compensated Employee.

       For the purposes of this definition of "Highly
       Compensated Employee",

             (a)   the term "compensation" shall mean an
             Employee's compensation (within the meaning of Section 415(c)(3) of the Code determined without regard to Sections 125, 402(a)(8) and 402(h)(1)(B) of the Code),

             (b)   the term "top-paid group of Employees"
             shall mean that group of Employees of the Controlled Group consisting of the top 20 percent of such Employees when ranked on the basis of compensation paid by the Controlled Group during the Plan Year and

             (c) the term "family" shall mean an Employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants or descendants.

1.21   Hour of Service

       Each hour, if any, that may be credited to a person in accordance with the provisions of Article IX.

1.22   Investment Fund A

       An investment fund described in Section 11.01.

1.23   Late Retirement Date

       The last day of the month in which a Participant's employment terminates with the Employer and all other members of the Controlled Group after his Normal
       Retirement Age.

1.24   Nonhighly Compensated Employee

       Any Employee who is not a Highly Compensated Employee.

1.25   Normal Retirement Age

       The date a Participant attains age 65.

1.26   Normal Retirement Date

       The last day of the month in which a Participant attains his Normal Retirement Age.

1.27   Participant

       An Eligible Employee who fulfills the eligibility requirements as provided in Article X and who continues to qualify as a Participant in accordance with
       Section 10.03.

1.28   Plan

       The ALLTEL Corporation Profit-Sharing Plan, as set forth herein and as may be amended from time to time.

1.29   Plan Administrator

       The Company, which shall serve pursuant to the terms of
       Article II. The Company may allocate or delegate any or all of its authority under the Plan to a Committee of no less than three persons.

1.30   Plan Year

       The twelve-month period which begins on the first day of January and which ends on the last day of December.

1.31   Prior Plan

       Any other qualified plan that is merged into the Plan under Article XX.

1.32   Reemployment Commencement Date

       The date on which an Employee first performs an Hour of Service following a termination of employment with the Controlled Group.

1.33   Region

       An operating region, corporate division or other grouping of Employees of the Employer, as designated from time to time by the Committee.

1.34   Separate Account

       The separate account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust Fund and any Sub-Accounts established thereunder, as provided in Article XI.

1.35   Spouse

       The person to whom a Participant is legally married at the time in question.

1.36   Sub-Account

       Any of the individual sub-accounts of a Participant's
       Separate Account that is maintained as provided in
       Article XI.

1.37   Termination of Employment

       A termination of employment with the Employer or other member of the Controlled Group following which the person is no longer employed by any member of the Controlled Group.

1.38   Total and Permanent Disability

       Permanent incapacity resulting in the Participant's being unable to engage in gainful employment at his usual occupation, or any other occupation for which he is reasonably suited by education, training and experience, by reason of any medically demonstrable physical or mental condition, excluding, however, (i) incapacity contracted, suffered or incurred while the Participant was engaged in, or which resulted from having engaged in, a felonious enterprise; (ii) incapac ity resulting from or consisting of chronic alcoholism or addiction to drugs of abuse; (iii) incapacity resulting from an intentionally self-inflicted injury or illness; (iv) incapacity contracted, suffered or incurred in the employment of other than the Employer, including self-employment; (v) incapacity resulting from injury or disease incurred while serving in the armed forces of any country and for which a government disability benefit is payable. Notwithstanding the foregoing, for purposes of Section 14.04, but not for purposes of Sections 13.03 and 13.04, the incapacity of a Participant who became an Employee prior to January 1, 1995, may be determined in accordance with the definition of Total and Permanent Disability in effect under the Plan prior to January 1, 1995 to the extent that the prior definition is more favorable to the Participant.

1.39   Trust

       The trust maintained by the Trustee under the Trust
       Agreement.

1.40   Trust Agreement

       The Agreement between the Company and the Trustee establishing or maintaining the ALLTEL Corporation
       Profit-Sharing Trust, as amended from time to time.

1.41   Trustee

       The entity or individual or individuals designated under the Trust Agreement and includes and denotes any successor or successor in trust under the Trust
       Agreement, unless the context clearly indicates a contrary intention.
                             -10-

1.42   Trust Fund

       All cash, securities, real estate, or any other property held by the Trustee pursuant to the terms of the Trust Agreement, together with the income therefrom.

1.43   Valuation Date

       The last day of each calendar quarter and any other date or dates that may be established from time to time by the Plan Administrator.

1.44   Year of Eligibility Service

       A Computation Period commencing before, on, or after the Effective Date during which an Employee is credited with a Year of Service for purposes of determining his eligibility to participate in the Plan. The determination of Years of Eligibility Service for certain Employees may be modified by Section 9.04.

1.45   Year of Participation

       A Computation Period commencing on or after the Effective Date during which an Employee is credited with a Year of Service for purposes of determining his eligibility to receive an allocation under Sections 13.03 and 13.04 for a Plan Year.

1.46   Year of Service

       A Computation Period during which an Employee completes at least 1,000 Hours of Service.

1.47   Year of Vesting Service

       A Computation Period commencing before, on, or after the Effective Date during which an Employee is credited with a Year of Service for purposes of determining his vested interest in his Separate Account. The determination of Years of Vesting Service for certain Employees may be modified by Section 9.05.
                             -11-

                           ARTICLE II
                         ADMINISTRATION


2.01   Plan Administrator

       The Company shall be the Plan Administrator and shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code.

2.02   Allocation of Authority and Responsibility Among Named
       Fiduciaries

       The Company, the Plan Administrator, and the Trustee shall be "named fiduciaries" as defined in Section 402(a)(2) of ERISA. The Employers shall have the sole responsibility for making contributions under the Plan, as determined by the Company. The Company shall have the sole responsibility for appointing one or more trustees as the Trustee. The Plan Administrator shall have the sole responsibility for the administration of the Plan as provided herein. Except to the extent that an investment manager (as defined in Section 3(38) of ERISA) has been appointed, the Trustee shall have the responsibility for the administration and management of the Trust Fund, in accordance with the provisions of the Trust Agreement. Each named fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, unless inconsistent with applicable law. Each named fiduciary may rely on any direction, information or action of another named fiduciary. It is intended under the Plan that each named fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or failure to act of another fiduciary (including named fiduciaries) if the responsibility or authority of the act or failure to act was not within the scope of the named fiduciary's authority or delegated responsibility. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset values.

2.03   Rights, Powers and Duties of the Plan Administrator

       The Plan Administrator shall have all such powers and authority as may be necessary to discharge its responsibilities under the Plan, including the following rights, powers, and responsibilities:

             (1) The Plan Administrator shall administer the plan uniformly and consistently with respect to persons who are similarly situated.

             (2) The Plan Administrator shall direct the Trustee in writing to make payments from the Trust Fund to persons who qualify for such payments hereunder. Such written order to the Trustee shall specify the name of the person, his address, and the amount and frequency of such payments.

             (3) The Plan Administrator shall have the sole responsibility for the administration of the Plan; and, except as herein expressly provided, the Plan Administrator shall have the exclusive discretionary power and authority to interpret and construe the provisions of the Plan and to determine any question arising hereunder or in connection with the administration of the Plan, including the remedying of any omission, inconsistency or ambiguity, and its decision or action in respect thereof shall be conclusive and binding upon any and all Participants, Beneficiaries, and their heirs, distributees, executors, administrators and assigns.

             (4) The Plan Administrator shall resolve all questions relating to participation in the Plan and determine the amount, manner, and timing of the payment of benefits under the Plan.

             (5) The Plan Administrator shall maintain such records as it determines are necessary, appropriate, or convenient to properly administer the Plan.

             (6) The Plan Administrator may adopt rules and procedures for the administration of the Plan that are consistent with the terms of the Plan.

             (7)   The Plan Administrator may employ such
             counsel and agents for administrative, clerical, legal, medical, accounting, or other services as it may require in carrying out the provisions of the Plan.

             (8) The Plan Administrator shall prepare and distribute to Participants or their Beneficiaries all information required under federal law or by the other provisions of the Plan.

             (9) The Plan Administrator shall prepare and file all reports or other information required by applicable law.

2.04   Discharge of Duties

       Each fiduciary under the Plan shall discharge its duties solely in the interest of Participants and their Beneficiaries in accordance with the applicable provisions of Section 404 of ERISA.

2.05   Indemnification

       The Company shall indemnify any officer, director, or employee of a member of the Controlled Group to whom any power, authority, or responsibility is allocated or delegated for any liability actually and reasonably incurred with respect to the exercise or failure to exercise such power, authority, or responsibility, unless such liability results from such person's own gross negligence or willful misconduct.

2.06   Compensation and Expenses

       No person who already receives full-time pay from a member of the Controlled Group shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

2.07   Committee

             (a) The Company, pursuant to authority of its Board of Directors, may allocate or delegate any or all of its powers, authority, or responsibilities as Plan Administrator to a Committee of no less than three persons. Nothing contained herein shall be construed to prevent any Participant or any director, officer, or employee of a member of the Controlled Group from serving as a member of the Committee.

             (b)   Any action authorized, permitted, or
             required to be taken by the Committee may be taken by a majority of its members at the time acting hereunder, except that no member of the Committee who is a Participant shall take any part in any action relating solely to his participation. The decision of the majority may be expressed by a vote at a meeting of the Committee, or in writing without a meeting. Any direction or certification required or authorized to be given by the Committee shall be in writing and signed by a majority of the members of the Committee, or by such member as may be designated by an instrument in writing signed by all of the members thereof. The Committee shall keep a permanent record of its meetings and actions.

             (c)   The Committee may from time to time
             allocate to one or more of its members and may delegate to any other persons or organizations any of its rights, powers, duties and responsi bilities with respect to the operation and administration of the Plan that are permitted to be delegated under ERISA unless delegation is expressly prohibited by the terms of the Plan or the Trust Agreement. Any such allocation or delegation will be made in writing, will be reviewed periodically by the Committee, and will be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances. Whenever a person or organization has the power and authority under the Plan to delegate discretionary authority respecting the administration of the Plan to another person or organization, the delegating party's responsibility with respect to such delegation is limited to the selection of the person to whom authority is delegated and the periodic review of such person's performance and compliance with applicable law and regulations. Any breach of fiduciary responsibility by the person to whom authority has been delegated which is not proximately caused by the delegating party's failure to properly select or supervise, and in which breach the delegating party does not otherwise participate, will not be considered a breach by the delegating party, to the extent permitted by law.

             (d) The Company, pursuant to authority of its Board of Directors, may from time to time remove members of the Committee and add members thereto. A member of the Committee may, at any time, notify the Company in writing of his intent to resign from the Committee, and such resignation shall be effective as of the date such written notification is received by the Company, unless a later date is specified therein. Vacancies occurring in the Committee whether by reason of resignation, removal, death or otherwise, shall be filled pursuant to authority of the Board of Directors.

             (e)   The Committee may from time to time
             formulate such rules and regulations for its organization and the transaction of its business as it deems suitable and as are consistent with the provisions of the Plan and the Trust
             Agreement.

2.08   Administrative Expenses

       The Plan Administrator may, in its discretion, direct the Trustee to pay from the Trust Fund all administrative expenses of the Plan and Trust, including the compensation of all persons employed by the Plan Administrator. To the extent such expenses are not paid from the Trust Fund, they shall be paid directly by the Company. Any expenses to be paid by the Trustee out of the Trust Fund shall be approved by the Plan Administrator before payment by the Trustee.
                             -15-

                          ARTICLE III
                       GENERAL PROVISIONS


3.01   Adoption of the Plan by Other Employers

       Any member of the Controlled Group may, with the consent of the Company, adopt the Plan and thereby become an Employer hereunder by executing an instrument evidencing such adoption on the order of its board of directors or other organizational authority. Such instrument shall specify the effective date of the adoption.

3.02   No Contract of Employment

       Nothing herein contained shall be construed to constitute a contract of employment between the Employer and any Employee nor shall the maintenance of the Plan affect the Employer's right to discharge or otherwise discipline Employees. The employment records of the Employer and the Trustee's records shall be final and binding upon all Employees as to eligibility and participation.

3.03   Restrictions Upon Assignments and Creditor's Claims

             (a) Except as may be otherwise provided in the Plan, no Participant or Beneficiary shall have any power to assign, pledge, encumber or transfer any interest in the Trust Fund while the same shall be in the possession of the Trustee. Any such attempt at alienation shall be void. No such interest shall be subject to attachment, garnishment, execution, levy or any other legal or equitable proceeding or process and any attempt to so subject such interest shall be void. The foregoing provisions of this subsection (a), however, shall not preclude (i) the enforcement of a Federal tax levy made pursuant to Section 6331 of the Code or (ii) the collection by the United States on a judgment resulting from an unpaid tax assessment.

             (b)   Notwithstanding the foregoing, this
             Section 3.03 shall not apply to a qualified domestic relations order, as defined in
             Section 414(p) of the Code.  The Plan
             Administrator shall establish a procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. The Plan Administrator shall promptly notify the Participant and each alternate payee of the receipt of any State domestic relations order and the procedure which the Plan Administrator will follow in determining whether the order constitutes a qualified domestic relations order, as defined in Section 414(p) of the Code.
                             -16-

3.04   Facility of Payment

       If any person to whom a benefit under the Plan is payable is unable to care for his affairs because of illness or accident, any payment due may be paid, in the discretion of the Plan Administrator, to the Spouse, child, brother or sister of such person, or to any other persons deemed by the Plan Administrator to be maintaining or responsible for the maintenance of such person (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative). Any payment made in accordance with the provisions of this Section 3.04 shall be a complete discharge of any liabilities of the Plan with respect to the benefit so paid.

3.05   Restriction of Claims Against Trust

       The Trust and the corpus and income thereof shall not be subject to the rights or claims of any creditor of the Employer or Controlled Group. Neither the establishment of the Trust, the modification of the Trust Agreement, the creation of any fund or account, nor the payment of any benefits shall be construed as giving any Participant or any other person any legal or equitable rights against the Controlled Group or any of its officers, employees, directors, or shareholders, or the Trustee unless the same shall be specifically provided for in the Plan.

3.06   Benefits Payable from Trust

       All benefits payable under the Plan shall be paid or provided for solely from the Trust.

3.07   Merger and Transfer of Assets or Liabilities

       The Plan shall not be merged or consolidated with any other plan, nor shall any assets or liabilities of the Plan be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets, each Participant would receive a benefit having a value equal to or greater than the benefit he would have received if the Plan had terminated immediately prior to the merger, consolidation or transfer.

3.08   Applicable Law

       To the extent not preempted by federal law, the provisions of the Plan shall be construed, regulated, and administered in accordance with the laws of the State of Delaware. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.
                             -17-

3.09   Reversion of Employer Contributions

       At no time shall any part of the corpus or income of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries. Notwithstanding the foregoing, if a contribution to the Trust is made by the Employer by a mistake in fact, such contribution shall be returned to the Employer within one year after the payment of the contribution to the Trust if the Employer so directs. If a contribution by the Employer is conditioned on initial qualification of the Plan under Section 401 of the Code, and if the Plan does not qualify, then such contribution shall be returned to the Employer within one year after the date of denial of qualification of the Plan. If a contribution to the Trust is not fully deductible by the Employer under
       Section 404 of the Code, then, to the extent the deduction is disallowed, such a contribution may be returned to the Employer if the Employer so directs within one year after the disallowance of the deduction. Unless otherwise specified in writing, contributions made by the Employer to the Trust shall be deemed to be conditioned upon the initial and continued qualification of the Plan under
       Section 401(a) of the Code, the exempt status of the Trust under Section 501(a) of the Code, and the deductibility of the contribution under Section 404 of the Code.

                          ARTICLE IV
                       CLAIMS PROCEDURES


4.01   Claim for Benefits

       If any claim for benefits filed by any person under the Plan (the "claimant") is denied in whole or in part, the Plan Administrator shall issue a written notice of such decision to the claimant. The notice shall be issued to the claimant as soon as possible but in no event later than 90 days from the date the claim for benefits was filed. The notice issued by the Plan Administrator shall be written in a manner calculated to be understood by the claimant, and shall include the following:

             (1)   the specific reason or reasons for any
             denial of benefits;

             (2) the specific Plan provisions on which any denial is based;

             (3) a description of any further material or information which is necessary for the claimant to perfect his claim and an explanation of why the material or information is needed; and

             (4) an explanation of the Plan's claim review procedure.

       If the Plan Administrator fails to respond to a claim for benefits, such claim shall be deemed to have been denied.

4.02   Review

       If the Plan Administrator denies a claim for benefits in whole or in part, or the claim is otherwise deemed to have been denied, the claimant or his duly authorized representative may submit to the Plan Administrator a written request for review of the claim denial within 60 days of the mailing of the notice or deemed denial of his claim. The claimant or his duly authorized representative may:

             (1)   review pertinent documents; and

             (2) submit issues and comments in writing to which the Plan Administrator shall respond.

       The Plan Administrator shall furnish a written decision on review not later than 60 days after receipt of the written request for review of the claim denial, unless special circumstances require an extension of the time for processing the appeal. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the
                             -19-
       commencement of the extension, and the Plan
       Administrator shall furnish a written decision on review not later than 120 days after receipt of the written request for review of the claim denial. If a written decision on review is not furnished within 60 days (or 120 days, if applicable) after receipt of the written request for review of the claim denial, the claim shall be deemed denied on review. The decision on review shall be in writing and shall include specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall contain specific references to the pertinent Plan provisions on which the decision is based.

                           ARTICLE V
                   AMENDMENT AND TERMINATION


5.01   Amendment and Termination of the Plan

       The Company expressly reserves the right, at any time and from time to time, by action of or pursuant to authority of its Board of Directors:

             (1)   to terminate the Plan in whole or in part;
             and/or

             (2)   to amend the Plan in any respect.

       A Participant's accrued benefit shall not be decreased by an amendment to the Plan, except as may be permitted under Section 411(d)(6) of the Code.

       Any termination or amendment shall be evidenced by an instrument executed on behalf of the Company by an authorized officer. No termination or amendment shall increase the duties or responsibilities of a Trustee without its consent thereto in writing.

       Promptly after any amendment of the Plan has become effective, the Company shall cause a copy of such amendment to be filed with the Plan Administrator and with the Trustee.

5.02   Procedure Upon Termination

       Upon termination of the Plan, the following actions shall be taken for the benefit of Participants and
       Beneficiaries:

             (a) As of the termination date, the Trust Fund shall be valued and all Separate Accounts and sub-accounts shall be adjusted in the manner provided in Article XI, with any unallocated Employer Contributions or Forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. The termination date shall become a Valuation Date for purposes of
             Article XI. In determining the net worth of the Trust Fund, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

             (b)   All Separate Accounts shall then be
             distributed to or for the benefit of each Participant or Beneficiary in accordance with the provisions of Article XIV as if the termination date were a termination of his employment with all members of the Controlled Group.
                             -21-

5.03   Non-Forfeitability Upon Termination of Plan

       Upon termination or partial termination of the Plan or the complete discontinuance of contributions to the Plan, the rights of all affected Participants to the amounts credited to the Participants' Separate Accounts shall be nonforfeitable.

5.04   Reorganization

       The merger, consolidation, or liquidation of a member of the Controlled Group that has adopted the Plan with or into any other member of the Controlled Group shall not constitute a termination of the Plan as to such adopting member of the Controlled Group.

5.05   Withdrawal of an Employer

       A member of the Controlled Group that has adopted the Plan, other than the Company, may withdraw from the Plan (a "withdrawing employer") at any time upon notice in writing to the Plan Administrator and shall thereupon cease to be an adopting employer for all purposes of the Plan. A member of the Controlled Group that has adopted the Plan shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions or, subject to Section
       5.03 and unless the Company otherwise directs, it ceases to be a member of the Controlled Group. The withdrawal of a member of the Controlled Group shall be treated as a termination of the Plan with respect to Participants who at the time are employed by such withdrawing employer. In the event of any such withdrawal of an adopting employer, the action specified in Section 5.02 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other member of the Controlled Group. The interest of any Participant employed by the withdrawing employer who is transferred to or continues in employment with any other member of the Controlled Group, and the interest of any Participant employed solely by a member of the Controlled Group other than the withdrawing employer, shall remain unaffected by such withdrawal; no adjustment to his Separate Account shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.
                             -22-

                          ARTICLE VI
                 TRUST AGREEMENT AND TRUST FUND


6.01   Trust Agreement and Trust Fund

       The Company shall execute one or more Trust Agreements (collectively referred to as the "Trust Agreement") with a trustee or trustees selected by the Company under the terms of which a Trust Fund will be established for the purpose of receiving or holding contributions made to the Plan, as well as interest and other income on investments of such funds, and for the purpose of paying benefits provided by the Plan. The Company may amend the Trust Agreement from time to time to accomplish the purposes of the Plan, may remove any Trustee, and may select any successor trustee. The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

6.02   Irrevocability

       The Trust Fund shall be used to pay benefits as provided in the Plan. No part of the principal or income of the Trust Fund shall be used for, or diverted to, purposes other than those provided in the Plan, and no part of the Trust Fund shall revert to the Company or any member of the Controlled Group except as may be otherwise specifically provided under the Plan, the Trust Agreement, or both.

6.03   Benefits Payable Only from Trust Fund

       All benefits paid under the Plan shall be paid from the Trust Fund or from any insurance contract established under Section 6.04, and the Employer shall not be otherwise liable for benefits payable under the Plan.

6.04   Optional Provision for Benefits

       The Company reserves the right to change at any time the means through which the benefits under the Plan shall be provided, including the substitution of a contract or contracts with an insurance company or companies, and may thereupon make suitable provision for the use of assets of the Trust Fund to provide for the payment of benefits under such insurance contract or contracts. No such change shall constitute a termination of the Plan or result in the diversion to the Employer of any funds previously contributed hereunder.

6.05   Commingling Authorized

       As permitted in the Trust Agreement, the Trust Fund held under the Plan may be commingled with any trust funds held under other employee benefit plans of
                             -23-
       the Controlled Group, provided such other funds qualify as tax exempt under the applicable provisions of the Code.
                             -24-

                          ARTICLE VII
                  LIMITATION ON CONTRIBUTIONS


7.01   Definitions

       For purposes of this Article VII, the following terms have the following meanings:

             (a) The "annual addition" with respect to a Participant for a limitation year means the sum of the Employer Contributions and Forfeitures allocated to his Separate Account for the limitation year (including any excess contributions that are distributed pursuant to this Article VII), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by a member of the Controlled Group, and amounts described in Sections 415(l)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year.

             (b) The "employer" shall mean each employer that adopts the Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by
             Section 415(h) of the Code), commonly controlled trades or businesses (as defined in Section 414(c) of the Code, as modified by
             Section 415(h) of the Code), or affiliated service groups (as defined in Section 414(m) of the Code) of which the adopting employer is a part.

             (c) The "compensation" of a Participant for a limitation year shall mean compensation as defined in Treasury Regulation Section 1.415-
             2(d).

             (d)   An "elective contribution" means any
             employer contribution made to a plan maintained by a member of the Controlled Group on behalf of a Participant in lieu of cash compensation pursuant to his written election to defer under any qualified cash or deferred arrangement as defined in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, or any plan as described in Section 501(c)(18) of the Code, and any contribution made on behalf of the Participant by a member of the Controlled Group for the purchase of an annuity contract under
             Section 403(b) of the Code pursuant to a salary reduction agreement.

             (e) An "excess amount" shall mean the excess of a Participant's annual addition for the limitation year over the maximum permissible amount.
                             -25-

             (f) A "limitation year" means the Plan Year or such other 12-month period designated as such by the Company.

             (g) The "maximum permissible amount" shall be the lesser of:

                         (1)   $30,000 (or, if greater, one-
                   fourth of the defined benefit dollar
                   limitation set forth in Section 415(b)(i) of the Code as in effect for the limitation year); or

                         (2)   25 percent of the Participant's
                   compensation for the limitation year.

7.02   Limitations on Crediting of Contributions and
       Forfeitures

       Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the maximum permissible amount. If the annual addition to the Separate Account of a Participant in any limitation year would exceed the maximum permissible amount because of the allocation of Forfeitures, a reasonable error in estimating a Participant's annual compensation, a reasonable error in determining the amount of elective deferrals that may be made with respect to any Participant under the limits of Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth below, the excess amount shall be forfeited by the Participant and disposed of as follows:

             (a)   The excess amount shall be reallocated
             among the remaining Participants' Separate
             Accounts in the same way Forfeitures are allocated as specified in Section 16.03; provided, however, that such reallocation shall not cause the annual additions to any other Participant's Separate Account to exceed the maximum permissible amount.

             (b)   To the extent subsection (a) is not
             applicable, and if the Participant is covered by the Plan at the end of the limitation year, the excess amount in the Participant's Separate Account shall be used to reduce Employer Contributions for such Participant in the next limitation year, and each succeeding limitation year, if necessary.

             (c)   To the extent subsection (a) is not
             applicable, and if the Participant is not covered by the Plan at the end of the limitation year, the excess amount shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Employer Contributions for all remaining Participants in the next limitation year, and each succeeding limitation year if necessary.
                             -26-

       If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Separate Accounts (subject to the limitations contained herein) before any further Employer Contributions may be made to the Plan on behalf of Participants. If a suspense account is in existence at any time during a limitation year, it shall not share in any increase or decrease in the net worth of the Trust Fund.

7.03   Coverage Under Other Qualified Defined Contribution
       Plan

       If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by the Employer or a member of the Controlled Group, and if the annual addition for the limitation year would otherwise exceed the maximum permissible amount, the excess amount shall be eliminated by reducing contributions under such other plan to the extent necessary. If the annual addition for the limitation year would still exceed the maximum permissible amount after returning contributions under such other plan, the excess amount shall be eliminated by returning Employer Contributions under the Plan to the extent necessary. In the event that a Participant is covered by a qualified defined benefit plan, the procedure specified in Section 7.04 shall be implemented prior to effecting any reduction in the benefit of the Participant under the defined contribution plans.

7.04   Coverage Under Qualified Defined Benefit Plan

       If a Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by the Employer or a member of the Controlled Group, in no event shall the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0 in any limitation year. In the event the limitation contained in this Section 7.04 is exceeded, (i) for Plan Years beginning before January 1, 1995, the Employer Contributions and Forfeitures that would otherwise be allocated to the Participant shall be reduced to the extent necessary to meet such limitation, and (ii) for Plan Years beginning after December 31, 1994, the benefits otherwise payable to the Participant under the qualified defined benefit plan shall be reduced to the extent necessary to meet such limitation.

       If a Participant was a participant in one or more defined contribution plans maintained by the employer which were in existence on July 1, 1982, the numerator of the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) will be adjusted if the sum of this fraction and the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) would otherwise exceed 1.0 under the terms of the Plan. Under this adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of the defined contribution plan fraction (as
                             -27-
       defined in Section 415(e)(3) of the Code). The adjustment is calculated using the fractions as they would be computed as of the later of the end of the last limitation year beginning before January 1, 1983, or September 30, 1983. This adjustment also will be made if at the end of the last limitation year beginning before January 1, 1984, the sum of the fractions exceeds 1.0 because of accruals or additions that were made before the limitations of this
       Article VII became effective as to any plans of the employer in existence on July 1, 1982.

7.05   Scope of Limitations

       The limitations contained in this Article VII shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Section 415(k) of the Code.
                             -28-

                          ARTICLE VIII
                      TOP-HEAVY PROVISIONS


8.01   Definitions

       For purposes of this Article VIII, the following terms have the following meanings:

             (a) The "compensation" of a Participant means compensation as defined in Section 415 of the Code and regulations issued thereunder. In no event, however, shall the compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or
             (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code. If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12. In determining the compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five-percent owner or one of the ten Highly Compensated Employees receiving the greatest compensation for the Plan Year, the compensation of the Participant's Spouse and of his lineal descendants who have not attained age 19 as of the close of the Plan Year shall be included as compensation of the Participant for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's compensation as determined prior to application of the family aggregation rules.

             (b) The "determination date" with respect to any Plan Year means the last day of the preceding Plan Year, except that the determination date with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

             (c)   A "key employee" means any Employee or
             former Employee who is a key employee pursuant to the provisions of Section 416(i)(1) of the Code and any Beneficiary of such Employee or former Employee.
                             -29-

             (d) A "non-key employee" means any Employee or former Employee who is a not a key employee and any Beneficiary of such Employee or former
             Employee.

             (e)   A "permissive aggregation group" means
             those plans included in the Employer's required aggregation group together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

             (f) A "required aggregation group" means the group of tax-qualified plans maintained by a member of the Controlled Group consisting of each plan in which a key employee participates and each other plan that enables a plan in which a key employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code, including any plan that terminated within the five-year period ending on the relevant determination date.

             (g) A "super top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in subsection (i) of this Section 8.01 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition.

             (h) A "super top-heavy plan" with respect to a particular Plan Year means a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in subsection (j) of this Section 8.01 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition. A plan is also a "super top-heavy plan" if it is part of a super top-heavy group.

             (i)   A "top-heavy group" with respect to a
             particular Plan Year means a required or permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

             (j)   A "top-heavy plan" with respect to a
             particular Plan Year means (i), in the case of a defined contribution plan (including any simplified employee pension plan), a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all participants
                             -30-
             under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the determination date, (ii), in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits payable under the plan (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) to key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits to be determined under the accrual method uniformly used under all plans maintained by the Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of
             Section 411(b)(1)(C) of the Code and including the present value of any part of any accrued benefits distributed in the five-year period ending on the determination date, and (iii) any plan included in a required aggregation group that is a top-heavy group. For purposes of this subsection, the accounts and accrued benefits of any Employee who has not performed services for a member of the Controlled Group during the five-year period ending on the determination date shall be disregarded. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group that is not a top-heavy group, such plan shall not be a top-heavy plan.

             (k) The "valuation date" with respect to any determination date means the most recent
             Valuation Date occurring within the 12-month period ending on the determination date.

8.02   Applicability

       Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article VIII shall be applicable during any Plan Year in which the Plan is determined to be a top-heavy plan. If the Plan is determined to be a top-heavy plan and upon a subsequent determination date is determined no longer to be a top-heavy plan, the vesting provisions of Article XVI shall again become applicable as of such subsequent determination date; provided, however, that if the prior vesting provisions do again become applicable, any Employee with three or more Years of Vesting Service may elect in accordance with the provisions of
       Article XVI, to continue to have his vested interest in his Separate Account determined in accordance with the vesting schedule specified in Section 8.06.

8.03   Minimum Employer Contribution

       If the Plan is determined to be a top-heavy plan, the Employer Contributions and Forfeitures allocated to the Separate Account of each non-key employee who is a Participant and who is employed by a member of the Controlled Group on
                             -31-
       the last day of such top-heavy Plan Year shall be no less than the lesser of (i) three percent of his compensation or (ii) the largest percentage of compensation that is allocated as an Employer Contribution or Forfeiture for such Plan Year to the Separate Account of any key employee; except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of
       Section 401(a)(4) or 410 of the Code, the minimum allocation of Employer Contributions and Forfeitures to each such non-key employee shall be three percent of the compensation of such non-key employee. Any minimum allocation to a non-key employee required by this
       Section 8.03 shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of Hours of Service, his level of compensation, or whether he declined to make elective or mandatory contributions.

8.04   Coordination with Other Plans

       If the Plan is a top-heavy plan, each non-key employee who is a Participant and who is employed by a member of the Controlled Group on the last day of a top-heavy Plan Year and who is also covered under any other top-heavy plan or plans maintained by the Employer will receive a top-heavy benefit under the Plan of no less than five percent of his compensation in lieu of the minimum allocation provided in Section 8.04 or under the other top-heavy plan or plans.

8.05   Adjustments to Section 415 Limitations

       If the Plan is determined to be a top-heavy plan and the Employer maintains a defined benefit plan covering some or all of the Participants that are covered by the Plan, the defined benefit plan fraction and the defined contribution plan fraction, described in Article VII, shall be determined as provided in Section 415 of the Code by substituting "1.0" for "1.25" each place where "1.25" appears, except that such substitutions shall not be applied to the Plan if (i) the Plan is not a super top-heavy plan, (ii) the Employer Contribution for such top-heavy Plan Year for each non-key employee who is to receive a minimum top-heavy benefit hereunder is not less than four percent of such non-key employee's compensation, and (iii) the minimum annual retirement benefit accrued by a non-key employee who participates under one or more defined benefit plans of the Employer or any other member of the Controlled Group for such top-heavy Plan Year is not less than the lesser of three percent times years of service with the Employer or any other member of the Controlled Group or thirty percent of his compensation.

8.06   Accelerated Vesting

       If the Plan is determined to be a top-heavy plan, a Participant's vested interest in his Separate Account shall be determined no less rapidly than in accordance with the following vesting schedule:
                                 -32-

               Years of Vesting Service      Vested Interest

                    less than 3                 0%
                    3 or more                 100%
                             -33-

                           ARTICLE IX
                            SERVICE


9.01   Crediting of Hours of Service

             (a) An Employee shall be credited with an Hour of Service for:

                         (1)   Each hour for which the
                   Employee is directly or indirectly
                   compensated or entitled to compensation by the Employer or any other member of the Controlled Group for the performance of duties during the applicable Computation Period;

                         (2)   Subject to the provisions of
                   Section 9.02, each hour for which the
                   Employee is directly or indirectly
                   compensated or entitled to compensation by the Employer or any other member of the Controlled Group (irrespective of whether the employment relationship has terminated) for reasons other than the performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable Computation Period; and

                         (3)   Each hour for which back pay is
                   awarded or agreed to by the Employer or any other member of the Controlled Group without regard to mitigation of damages (provided that the same Hours of Service shall not be credited under both this paragraph (3) and paragraph (1) or
                   (2) above).

             (b)   Solely for the purpose of determining
             whether a Participant has incurred a Break in Service, Hours of Service shall be recognized for a "maternity or paternity leave of absence" as specified herein. A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Participant's pregnancy, birth of the Participant's child, placement of a child with the Participant in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the Computation Period in which the absence from work begins, if the Employee would otherwise incur a Break in Service in such Computation Period, or, in any other case, in the immediately following Computation Period. The Hours of Service credited for a maternity or paternity leave of absence shall be those which would normally have been credited but for such absence, or, in any case in which the Plan Administrator is unable to determine such hours normally credited, 8 Hours of Service per day. The total Hours of Service required to be credited for a maternity or paternity leave of absence shall not exceed 501. An absence from
                             -34-
             work will be treated as a maternity and
             paternity leave of absence only if and to the extent that the Employee timely furnishes to the Plan Administrator such information as it may reasonably require to establish that the absence is a maternity and paternity leave of absence as defined herein and to establish the number of days of absence attributable to maternity and paternity leave.

             (c)   If an Employee has been granted an
             Authorized Leave of Absence, he shall be credited with Hours of Service as if he had been compensated by the Employer for what would have been his regularly scheduled hours of work during the period of such Authorized Leave of Absence. An Employee for whom records of his actual numbers of Hours of Service are not normally maintained shall be credited with 10 Hours of Service for each day of his Authorized Leave of Absence.

             (d)   Notwithstanding the provisions of
             subsection (a) above, an Employee for whom records of his actual number of Hours of Service are not normally maintained shall be credited with 10 Hours of Service for each day he would be required to be credited with at least one Hour of Service.

9.02   Limitations on Crediting of Hours of Service

       In the application of the provisions of paragraph (2) of subsection (a) of Section 9.01, the following shall apply:

             (a)   No more than 501 Hours of Service are
             required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period);

             (b) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed, is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws; and

             (c)   Hours of Service are not required to be
             credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

             (d) A payment shall be deemed to be made by or due from the Employer or any other member of the Controlled Group regardless of whether such payment is made by or due from the Employer or any other member of the Controlled Group directly or indirectly through, among others, a trust
                             -35-
             fund, or insurer, to which the Employer or other member of the Controlled Group contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

9.03   Department of Labor Rules

       The provisions of Department of Labor Regulations
       Sections 2530.200b-2(b) and (c) are incorporated herein by reference.

9.04   Years of Eligibility Service

       The following provisions shall apply in determining the Years of Eligibility Service for the Employees specified in such provisions:

             (a)   In determining Years of Eligibility
             Service, an Employee, other than an Employee described in paragraph (b), (c), (d), or (e) of this Section 9.04, shall receive credit for "Eligibility Years of Service" credited to the Employee pursuant to the terms of the ALLTEL Corporation Pension Plan (if any) in respect of any period not otherwise taken into account under the Plan for purposes of determining Years of Eligibility Service; provided, however, that there shall be no duplication of Years of Eligibility Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

             (b) In determining Years of Eligibility Service for an Employee who was an employee of CP National Corporation or its subsidiaries prior to January 1, 1990, for a Computation Period that includes January 1, 1990, the Employee shall receive credit, for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of the close of business on December 31, 1989 under the provisions of the Retirement Plan for Employees of CP National Corporation (the "CPN Plan"), determined by crediting the Employee with 190 Hours of Service for each 1/12th of a fractional year of service. Notwithstanding any other provision of this Section 9.04, an Employee described in the preceding sentence shall not be credited with less Years of Eligibility Service for service in the Employee's initial Computation Period than under the method for determining eligibility service under the CPN Plan.

             (c) In determining Years of Eligibility Service for an Employee who was an employee of HWC Distribution Corp. or one of its subsidiaries ("HWC") immediately prior to the date as of which HWC became a member of the Controlled Group, the Employee's period or periods of employment with
                             -36-

             HWC prior to the date as of which HWC
             became a member of the Controlled Group that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

             (d) In determining Years of Eligibility Service for an Employee who was an "Employee," as defined in the Profit Sharing Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (the "Systematics Plan") prior to its merger into the Plan, of Systematics Information Services, Inc. or its subsidiaries, prior to January 1, 1995, for a Computation Period that includes January 1, 1995, the Employee shall receive credit, for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of the close of business on December 31, 1994 under the provisions of the Systematics Plan determined by crediting the Employee with 190 Hours of Service for each 1/12 of a fractional year of service. Notwithstanding any other provision of this Section 9.04, an Employee described in the preceding sentence shall not be credited with less Years of Eligibility Service for service in the Employee's initial Computation Period than under the method for determining eligibility service under the Systematics Plan.

                   Furthermore, each person who became an
             "Employee" (as defined in the Systematics Plan prior to its merger into the Plan) of Systematics Information Services, Inc. or its subsidiaries (or Systematics, Inc. or its subsidiaries) or becomes an Employee of Systematics Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement shall be credited with Years of Eligibility Service for service with a prior employer to the extent, if any, provided in the Facilities Management Agreement.

             (e) In determining the Years of Eligibility Service for an Employee who was an employee of GTE Directories Service Corporation or one of its subsidiaries ("GTE Directories") immediately prior to October 15, 1993 and became an Employee on October 15, 1993 in connection with the Purchase and Sale Agreement dated May 18, 1993 between GTE Directories Service Corporation and ALLTEL Publishing Corporation, the Employee's period or periods of employment with GTE Directories and its affiliated corporations prior to October 15, 1993 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility
                             -37-

             Service.  Notwithstanding any other
             provision of the Plan, there shall be no duplica tion of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

9.05   Years of Vesting Service

       The following provisions shall apply in determining the Years of Vesting Service for the Employees specified in such provisions:

             (a) In determining Years of Vesting Service, an Employee, other than an Employee described in paragraph (b), (c), (d), (e), or (f) of this
             Section 9.05, shall receive credit for "Vesting Years of Service" credited to the Employee pursuant to the terms of the ALLTEL Corporation Pension Plan (if any) in respect of any period not otherwise taken into account under the Plan for purposes of determining Years of Vesting Service; provided, however, that there shall be no duplication of Years of Vesting Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

             (b) The Years of Vesting Service of an Employee who was an employee of CP National Corporation or its subsidiaries ("CPN") prior to January 1, 1990 shall be determined in accordance with the following:

                         (1)   Service Prior to January 1,
                   1990: The Employee's period or periods of employment with CPN prior to January 1, 1990, shall be counted as Years of Vesting Service to the extent of the number of whole one-year periods of service that were similarly credited under the provisions of the Retirement Plan for Employees of CP National Corporation (the "CPN Plan").

                         (2)   Service From and After
                   January 1, 1990: The Employee shall accrue one Year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service. For all purposes except for determining eligibility for Early Retirement under Section 14.03, in determining such Years of Vesting Service for the Computation Period which includes January 1, 1990, the Employee shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of December 31, 1989 under the provisions of the CPN Plan, determined by crediting the Employee with 190 Hours of Service for each 1/12th of a fractional year of service. Only for purposes of determining eligibility for Early Retirement under
                   Section 14.03, in determining such Years of Vesting Service for the Computation Period in which the Employee has a Termination of Employment, the Employee shall receive credit for a number of Hours of Service with respect to
                             -38-
                   any fractional part of a year
                   of service credited to the Employee as of December 31, 1989 under the provisions of the CPN Plan, determined by crediting the employee with 190 Hours of Service for each 1/12 of a fractional year of service.

                         (3)   Notwithstanding the provisions
                   of paragraph (2) of this subsection (b), the Employee shall not be credited with less Years of Vesting Service for service from and after January 1, 1990 than under the method for determining vesting service under the CPN Plan.

                         (4)   There shall be no duplication
                   of Years of Vesting Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

             (c) In determining Years of Vesting Service for an Employee who was an employee of HWC Distribution Corp. or one of its subsidiaries ("HWC") immediately prior to the date as of which HWC became a member of the Controlled Group, the Employee's period or periods of employment with HWC prior to the date as of which HWC became a member of the Controlled Group that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of any restoration of, crediting of, or granting of service (or hours of service) in respect of any single period or otherwise.

             (d) The Years of Vesting Service of an Employee who was an "Employee," as defined in the Profit Sharing Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (the "Systematics Plan") prior to its merger into the Plan, of Systematics Information Services, Inc. or its subsidiaries ("Systematics"), prior to January 1, 1995, shall be determined in accordance with the following:

                         (1)   Service Prior to January 1,
                   1995: The Employee's period or periods of employment with Systematics prior to January 1, 1995, shall be counted as Years of Vesting Service to the extent of the number of whole one-year periods of service that were similarly credited under the provisions of the Systematics Plan.

                         (2)   Service From and After
                   January 1, 1995: The Employee shall accrue one Year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service. For all purposes except for determining eligibility for Early Retirement under
                             -39-

                   Section 14.03, in determining
                   such Years of Vesting Service for the
                   Computation Period which includes
                   January 1, 1990, the Employee shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of December 31, 1994 under the provisions of the Systematics Plan, determined by crediting the Employee with 190 Hours of Service for each 1/12 of a fractional year of service. Only for purposes of determining eligibility for Early Retirement under Section 14.03, in determining such Years of Vesting Service for the Computation Period in which the Employee has a Termination of Employment, the Employee shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Employee as of December 31, 1994 under the provisions of the Systematics Plan, determined by crediting the employee with 190 Hours of Service for each 1/12 of a fractional year of service.

                         (3)   Notwithstanding the provisions
                   of paragraph (2) of this subsection (f), the Employee shall not be credited with less Years of Vesting Service for service from and after January 1, 1995 than under the method for determining vesting service under the Systematics Plan.

                         (4)   There shall be no duplication
                   of Years of Vesting Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

                   Furthermore, each person who became an
             "Employee" (as defined in the Systematics Plan prior to its merger into the Plan) of Systematics Information Services, Inc. or its subsidiaries (or Systematics, Inc. or its subsidiaries) or becomes an Employee of Systematics Information Services, Inc. or its subsidiaries pursuant to a Facilities Management Agreement shall be credited with Years of Vesting Service for service with a prior employer to the extent, if any, provided in the Facilities Management Agreement.

             (e) In determining Years of Vesting Service for an Employee who was an employee of GTE Directories Service Corporation or one of its subsidiaries ("GTE Directories") immediately prior to October 15, 1993 and became an Employee on October 15, 1993 in connection with the Purchase and Sale Agreement dated May 18, 1993 between GTE Directories Service Corporation and ALLTEL Publishing Corporation, the Employee's period or periods of employment with GTE Directories and its affiliated corporations prior to October 15, 1993 that would have been taken into account under the Plan if such period or periods of
                             -40-
             employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of any restoration of, crediting of, or granting of service (or hours of service) in respect of any single period or otherwise.

             (f)   Effective as of the Closing Date, as
             Closing Date is defined in the Employee Transfer Agreements between ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, with respect to Participants who are GTE Transfer Employees (as GTE Transfer Employees is defined in subsection (a) of
             Section 13.05) as of the Closing Date or Partici pants who become GTE Transfer Employees after the Closing Date, the Years of Vesting Service of an Employee who transfers employment from an Employer to GTE South Incorporated or to Contel of the South, Inc. pursuant to an Employee Transfer Agreement shall be determined taking into account service with GTE (as defined in the Employee Transfer Agreements).

9.06   Vesting Following Break in Service

       If a former Employee is reemployed after a Break in Service and is subsequently credited with a Year of Vesting Service, such Employee shall be credited, for purposes of vesting, with both his pre-Break in Service Years of Vesting Service and his post-Break in Service Years of Vesting Service.

                           ARTICLE X
                 ELIGIBILITY AND PARTICIPATION


10.01  Eligibility

             (a)   Each Eligible Employee shall become a
             Participant on the day following his completion of one Year of Eligibility Service, provided that he has not had a Termination of Employment and he remains an Eligible Employee on such date.

             (b)   Any ineligible Employee who becomes an
             Eligible Employee shall become a Participant as follows: (i) if the Employee has completed one Year of Eligibility Service, then he shall become a Participant on the day he becomes an Eligible Employee; and (ii) if the Employee has not completed one Year of Eligibility Service, then he shall become a Participant on the day following his completion of one Year of Eligibility Service, provided that he has not had a Termination of Employment.

             (c)   An Eligible Employee who becomes an
             ineligible Employee by means of a transfer of employment to a member of the Controlled Group that is not an Employer and who would be an Eligible Employee after such transfer of employment but for the fact that his employer is not an Employer or an Employee who would have become an Eligible Employee during a Plan Year but for such a transfer of employment shall, for the Plan Year in which such transfer of employment occurs, be treated as an Eligible Employee (provided he remains an Employee who would be an Eligible Employee but for the fact that his employer is not an Employer or would otherwise be eligible for an allocation of Employer Contributions and Forfeitures as a former Eligible Employee by reason of retirement, death, or Total and Permanent Disability) for purposes of sharing in Employer Contributions and Forfeitures (but based only on his Compensation paid by an Employer or Employers for such Plan
             Year) and after the Plan Year in which such transfer of employment occurs shall be ineligible to share in further Employer Contributions and Forfeitures unless he again becomes an Eligible Employee.

10.02  Termination and Rehiring

       A Participant who has a Termination of Employment and who is subsequently rehired by the Employer or an Eligible Employee who has a Termination of Employment after he has met the eligibility requirements of
       Section 10.01 but before he has become a Participant and who is subsequently rehired by the Employer shall be eligible to participate in the Plan on his Reemployment Commencement Date.
                             -42-

       An Eligible Employee who has a Termination of Employment before he has met the eligibility requirements of Section 10.01 and who is subsequently rehired as an Eligible Employee shall be eligible to participate in the Plan on the day following his completion of one Year of Eligibility Service.

10.03  Duration of Participation

       Once an Eligible Employee becomes a Participant, he shall remain a Participant for so long as a portion of the Trust is credited to his Separate Account whether or not he continues to be an Eligible Employee; provided, however, that if a Participant ceases to be an Eligible Employee (other than by reason of his retirement, death, or Total and Permanent Disability), no further Employer Contributions or Forfeitures shall be allocated to his Separate Account, except as provided in subsection (c) of Section 10.01. A Participant who is on an Authorized Leave of Absence shall continue as a Participant but no Employer Contributions or Forfeitures shall be made to his Separate Account for any Plan Year during which he does not receive Compensation from an Employer.

                           ARTICLE XI
      INVESTMENT FUNDS, ACCOUNTING, AND SEPARATE ACCOUNTS


11.01  Composition of Trust Fund

       All amounts contributed to the Plan, as increased or decreased by income, expenditure, appreciation and depreciation, shall constitute a single fund known as the Trust Fund. The Trust Fund shall be invested in an Investment Fund A and a Guaranteed Principal Investment Fund in accordance with the following:

             (a) The assets of Investment Fund A shall be invested by the Trustee in common stocks and other securities, which are convertible into common stocks, including qualifying securities and qualifying real property of the Company, repurchase agreements, corporate and government bonds, real estate notes, and investment company shares. Notwithstanding the preceding sentence or the provisions of paragraph (c) of
             Section 2.15 of the Trust Agreement, 20% of the annual Employer Contribution to the Plan allocable to Investment Fund A shall be invested by the Trustee in "Common Stock of the Company" (as hereinafter defined) to the extent that such investment does not result in the assets of Investment Fund A invested in Common Stock of the Company exceeding approximately 35% of the total assets of Investment Fund A, and the Trustee shall maintain the foregoing investment of assets of Investment Fund A in Common Stock of the Company subject to a maximum investment of the assets of Investment Fund A in Common Stock of the Company of approximately 35% of the total assets of Investment Fund A. "Common Stock of the Company" shall mean the common stock, par value $1.00 per share, of ALLTEL Corporation, a Delaware corporation, as such common stock is from time to time constituted. That portion of Investment Fund A invested in Common Stock of the Company shall constitute the ALLTEL Corporation Common Stock Fund as described in Section 2.15 of the Trust Agreement. Notwithstanding the foregoing, the investment of assets in Investment Fund A shall be subject to limitations under ERISA and Section 401(a) of the Code and regulations issued thereunder.

             (b)   The assets of the Guaranteed Principal
             Investment Fund shall be invested by the Trustee in certificates of deposits, time deposit accounts, money market funds, guaranteed investment contracts or similar investments designed to protect the principal invested therein, as the Trustee may deem advisable for purposes of Section 11.02.

       The interest of each Participant or Beneficiary under the Plan in Investment Fund A or in the Guaranteed
       Principal Investment Fund, as applicable, shall be an undivided interest.
                             -44-

11.02  Election to Transfer to Guaranteed Principal Investment
       Fund

       Each retiring Participant, who has attained age 55 may, as of the date of his retirement, make an irrevocable one-time election to direct the Plan Administrator to transfer 100% of his Separate Account balance to the Guaranteed Principal Investment Fund. Furthermore, each Participant who has attained age 55 may make an irrevocable one-time election to direct the Plan Administrator to transfer 100% of his then current Separate Account balance to the Guaranteed Principal Investment Fund. Such election shall also apply to all future Employer Contributions and Forfeitures allocated to a Participant's Separate Account, if any. This right shall be exercised only as provided in the Plan on a form provided by the Plan Administrator. The Plan Administrator may establish such rules and procedures regarding the exercise of this investment power as it deems appropriate.

11.03  Allocation of Earnings or Losses to Separate Accounts

       As of each current Valuation Date and prior to the allocation of Employer Contributions attributable to the period beginning with the day following the preceding Valuation Date and ending with such current Valuation Date, there shall be allocated to each Participant's Separate Account, by credit to or deduction therefrom, as the case may be, a portion of the increase or decrease in the value of the fund or funds within the Trust Fund in which the Participant's Separate Account is invested since the preceding Valuation Date attributable to interest, dividends, changes in market value, expenses, and gains and losses realized from the sale of assets. In determining the value of the fund or funds within the Trust Fund, the Trustee shall value the assets at their fair market value as of the Valuation Date. Allocations with respect to each fund within the Trust Fund shall be made in the proportion that each such Participant's Separate Account or percentage thereof as of the preceding Valuation Date, reduced by any distributions from a Participant's Separate Account attributable to such fund since such date, bears to the total of all such Separate Accounts or percentages thereof which are invested in the particular fund as of the preceding Valuation Date, reduced by any distributions from all Participants' Separate Accounts attributable to such fund since such date. For purposes of this
       Section 11.03, all assets of the Trust Fund, other than those assets held within the Guaranteed Principal Investment Fund, shall constitute a single investment fund.

11.04  Separate Accounts

       A Separate Account shall be established in the name of each Participant reflecting his interest in the Trust Fund. Each Separate Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Separate Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.
                             -45-

11.05  Sub-Accounts

       A Participant's Separate Account shall be divided into such Sub-Accounts as are necessary or appropriate to reflect a Participant's interest in the Trust Fund.

                          ARTICLE XII
       VOLUNTARY CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS


12.01  No Voluntary Contributions

       Participants shall not be permitted to make any voluntary contributions to the Plan.

12.02  No Rollover Contributions

       Participants shall not be permitted to make any rollover contributions to the Plan.
                             -47-

                          ARTICLE XIII
             EMPLOYER CONTRIBUTIONS AND ALLOCATIONS


13.01  Employer Contributions

       For each Plan Year, the Company shall make an annual Employer Contribution under the Plan in an amount which the Board of Directors shall so determine by resolution. Such resolution shall specify the portion of such Employer Contribution assignable to each Region, which portions shall be uniform with respect to more than one Region to the extent necessary to comply with applicable regulations under Section 401(a)(26) of the Code. In any event the annual Employer Contribution so determined shall be an amount not less than 2% of each Participant's Compensation paid by the Employer during such Plan Year.

13.02  Timing of Employer Contributions

       The Employer contributions which are to be made for a Plan Year shall be paid to the Trust from time to time as deemed advisable by the Employer but in no event later than the time prescribed by law for filing the Employer's Federal income tax return for its applicable taxable year, including extensions thereof. In no event shall the total amount of Employer contributions under this Article XIII exceed the maximum amount deductible in such year, under the provisions of the Code and applicable Treasury Regulations thereunder.

13.03  Allocation of Forfeitures

       At the end of each Plan Year, after the allocation of earnings or losses pursuant to Section 11.03, the Forfeitures (as determined pursuant to Section 16.03 and to the extent not required for restoration purposes under Section 16.04 or to provide allocations for Eligible Employees for whom an allocation was erroneously omitted) for such Plan Year shall be allocated to the Separate Accounts of all Participants who are actively employed by an Employer on the last day of the Plan Year and who have a Year of Participation, or who have retired, died or had a Termination of Employment because of a Total and Permanent Disability during the Plan Year, regardless of the number of Hours of Service such Participant worked during the Plan Year. A Participant who is on an Authorized Leave of Absence, or a transferred Employee who pursuant to subsection (c) of
       Section 10.01 is treated as an Eligible Employee, shall be deemed to be actively employed by an Employer on the last day of the Plan Year for purposes of this
       Section 13.03. Such allocation to a Participant's Separate Account shall be based on the ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation for the Plan Year of all such Participants.
                             -48-

13.04  Allocation of Employer Contributions

       As of the end of such Plan Year, after the allocation of earnings or losses pursuant to Section 11.03, and after the allocation of the Forfeitures pursuant to
       Section 13.03, the Employer Contribution assignable to each Region shall be allocated to the Separate Accounts of all Participants in such Region who are actively employed by an Employer on the last day of the Plan Year and who have a Year of Participation, or who had a Termination of Employment during the Plan Year because of retirement, death, or a Total and Permanent Disability, regardless of the number of Hours of Service such Participant worked during the Plan Year. For purposes of the immediately preceding sentence, a Participant shall be considered to be in the Region from which he received his last payment of Compensation during the Plan Year. A Participant who is on an Authorized Leave of Absence, or a transferred Employee who pursuant to subsection (c) of Section 10.01 is treated as an Eligible Employee, shall be deemed to be actively employed by an Employer on the last day of the Plan Year for purposes of this Section 13.04. The allocation of such Employer Contribution to a Participant's Separate Account shall be based on the ratio that each such Participant's Compensation for the Plan Year bears to the total compensation for the Plan Year of all such Participant's in the Region. For purposes of this Section, a Participant who retires under conditions of eligibility for increased benefits under the provisions of Article XIV of the ALLTEL Corporation Pension Plan shall be deemed to have retired under the Plan, notwithstanding the provisions of Article XIV.

13.05  Allocation of Employer Contributions for Certain
       Transfer Employees

             (a)   Effective as of the Closing Date, as
             Closing Date is defined in the Employee Transfer Agreements between ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, with respect to Participants who are GTE Transfer Employees (as hereinafter defined) as of the Closing Date or Participants who become GTE Transfer Employees after the Closing Date, the provisions of Sections 10.01, 13.03, and 13.04 shall be modified as follows:

                         (i)   The requirement in Sections
                   13.03 and 13.04 that a Participant be
                   actively employed by an Employer on the
                   last day of the Plan Year and the
                   requirement in Section 10.01 that an
                   Eligible Employee becomes a Participant if he has not had a Termination of Employment prior to the date he has one Year of Eligibility Service shall not apply with respect to the Plan Year in which the Participant becomes a GTE Transfer Employee if the Participant was actively employed or on an Authorized Leave of Absence as of the day immediately preceding the date the
                             -49-

                   Participant becomes a GTE
                   Transfer Employee, provided that the
                   Participant is employed by GTE South
                   Incorporated or Contel of the South, Inc.
                   on the last day of the Plan Year in which the Participant becomes a GTE Transfer Employee. The preceding sentence shall also apply to any GTE Transfer Employee who would have become a Participant during the period beginning on the date as of which he becomes a GTE Transfer Employee and the last day of the Plan Year in which he becomes a GTE Transfer Employee had he remained an Eligible Employee during such period.

                         (ii)  The requirement in Sections
                   13.03 and 13.04 that a Participant have a Year of Participation shall be satisfied for the Plan Year in which he becomes a GTE Transfer Employee if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in such Plan Year and the denominator of which is 365.

                   A "GTE Transfer Employee" shall mean an
             active Employee (including an Employee on military leave, maternity leave, or other approved leaves of absence, short-term disability, and an Employee on layoff with recall rights) whose employment transfers from ALLTEL Illinois, Inc. to GTE South Incorporated, from ALLTEL Indiana, Inc. to Contel of the South, Inc., or from ALLTEL Michigan, Inc. to Contel of the South, Inc., as of the Closing Date. An "LTD Recipient" or "WC Recipient" (as defined in the GTE Employee Transfer Agreements) shall not be a Transfer Employee on the Closing Date, but an LTD Recipient or WC Recipient may, however, become a GTE Transfer Employee upon commencement of employment with GTE (as defined in the Employee Transfer Agreements), as provided in the Employee Transfer Agreements.

             (b)   Effective as of the Closing Date, as
             Closing Date is defined in the Employee Transfer Agreements between ALLTEL Georgia Communications Corp. and GTE South Incorporated, ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, (the "Employee Transfer Agreements") with respect to each person who becomes an Employee pursuant to the Employee Transfer Agreements as of the Closing Date or subsequent thereto (a "Former GTE Employee") and has met the eligibility requirements to become a Participant on or before the last day of the Plan Year in which he becomes a Former GTE Employee, the requirement in Sections 13.03 and 13.04 that a Participant have a Year of Participation shall be satisfied for the Plan Year in which he becomes a Former GTE Employee
                             -50-
             if the Participant is credited with at
             least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in such Plan Year and the denominator of which is 365. An "LTD Recipient" or "WC Recipient" (as defined in the Employee Transfer Agreements) shall not become a Former GTE Employee on the Closing Date, but an LTD Recipient or WC Recipient may, however, become a Former GTE Employee upon commencement of employment with ALLTEL (as defined in the Employee Transfer Agreements), as provided in the Employee Transfer Agreements.

             (c)   Effective as of October 15, 1993, with
             respect to each person who becomes an Employee in connection with the Purchase and Sale Agreement dated May 18, 1993 between GTE Directories Service Corporation and ALLTEL Publishing Corporation, (a "Former GTE Directories Employee") and has met the eligibility requirements to become a Participant on or before the last day of the Plan Year in which he becomes a Former GTE Directories Employee, the requirement in Sections 13.03 and 13.04 that a Participant have a Year of Participation shall be satisfied for the Plan Year in which he becomes a Former GTE Directories Employee if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in such Plan Year and the denominator of which is 365.

13.06  Limitation on Employer Contributions

       Employer Contributions are subject to the limitations contained in Article VII.

                          ARTICLE XIV
                   BENEFITS AND DISTRIBUTIONS


14.01  Normal Retirement

       A Participant who retires from employment with the Employer and all other members of the Controlled Group on his Normal Retirement Date shall be entitled to receive distribution, in accordance with Section 15.01, of the value of his Separate Account, as soon as reasonably practicable following his retirement or the date his application for distribution is filed with the Plan Administrator, if later.

14.02  Late Retirement

       A Participant who retires from employment with the Employer and all other members of the Controlled Group on his Late Retirement Date shall be entitled to receive distribution, in accordance with Section 15.01, of the value of his Separate Account, as soon as reasonably practicable following his retirement or the date his application for distribution is filed with the Plan Administrator, if later.

14.03  Early Retirement

       A Participant shall be eligible for early retirement following his attainment of age 55 and completion of 20 Years of Vesting Service or his attainment of age 60 and completion of 15 Years of Vesting Service. A Participant who retires from employment with the Employer and all other members of the Controlled Group on his Early Retirement Date shall be entitled to receive distribution, in accordance with Section 15.01, of the value of his Separate Account, as soon as reasonably practicable following his retirement or the date his application for distribution is filed with the Plan Administrator, if later. A Participant who retires under conditions of eligibility for increased benefits under the provisions of Article XIV of the ALLTEL Corporation Pension Plan shall be eligible for distribution of his Separate Account as described in the immediately preceding sentence.

14.04  Disability Retirement

       A Participant who retires from employment with the Employer and all other members of the Controlled Group on account of a Total and Permanent Disability shall be entitled to receive distribution, in accordance with
       Section 15.01, of the value of his Separate Account, as soon as reasonably practicable following his retirement or the date his application for distribution is filed with the Plan Administrator, if later.
                             -52-

14.05  Death

       In the event of a Participant's death prior to distribution of his entire vested interest under the Plan, the following shall apply:

             (a)   If a Participant has a Termination of
             Employment on account of his death, his
             Beneficiary shall be entitled to receive a distribution, in accordance with Section 15.01, of the value of the Participant's Separate Account, as soon as reasonably practicable following the Participant's death or the date his Beneficiary's application for distribution is filed with the Plan Administrator, if later.

             (b) If a Participant dies after his Termination of Employment, his Beneficiary shall be entitled to receive a distribution, in accordance with
             Section 15.01, of the Participant's vested interest in his Separate Account, if any, as soon as reasonably practicable following the Participant's death or the date his Beneficiary's application for distribution is filed with the Plan Administrator, if later.

             (c)   If a Participant dies after the date
             distribution of his vested interest in his Separate Account has commenced in the form of installment payments, his Beneficiary shall receive distribution of the remainder of the installment payments beginning as soon as reasonably practicable following the Participant's date of death; except that, a Participant's Beneficiary may elect to receive a single sum payment of the Participant's remaining Separate Account in lieu of any further installment payments.

             (d) If a Participant dies prior to the date distribution of his vested interest in his Separate Account has commenced, his Beneficiary shall receive distribution of the Participant's vested interest in his Separate Account in an available form of payment provided under
             Article XVI, beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Plan Administrator.

             (e) If a Participant dies prior to the date distribution of his vested interest in his Separate Account has been made or commenced and distribution of his vested interest in his Separate Account is to be made to his surviving Spouse, distribution to the surviving Spouse must be made or commenced no later than the end of the first calendar year beginning after the Participant's death or the end of the calendar year in which the Participant would have reached age 70 1/2, whichever is later.

             (f) If a Participant dies prior to the date distribution of his vested interest in his Separate Account has been made or commenced and distribution of his vested interest in his Separate Account is to be made to a
                             -53-

             Beneficiary who is not his surviving Spouse in a single sum payment, distribution to such Beneficiary must be made no later than the end of the fifth calendar year beginning after the Participant's death.

             (g) If a Participant dies prior to the date distribution of his vested interest in his Separate Account has been made or commenced and distribution of his vested interest in his Separate Account is to be made to a Beneficiary who is not his surviving Spouse in installment payments, distribution to such Beneficiary must commence no later than the end of the first calendar year beginning after the Participant's death.

             (h)   If distribution is to be made to a
             Participant's surviving Spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions.

14.06  Other Termination of Employment

       A Participant who has a vested interest in his Separate Account pursuant to Section 16.02 and who has a Termination of Employment for a reason other than retirement, Total and Permanent Disability, or death shall be entitled to receive distribution of his Separate Account, at the option of the Participant, as follows:

             (a)   A Participant may elect to receive
             distribution of the value of his vested interest in his Separate Account prior to his Normal Retirement Age, but not before January 1, 1995, in the form provided in paragraph (a) of Section 15.01.

             (b)   A Participant may elect to receive
             distribution of the value of his vested interest in his Separate Account after attainment of Normal Retirement Age in any available form of payment provided in Section 15.01; or

             (c)   A Participant who had met the Years of
             Vesting Service requirement but not the age requirement for early retirement under
             Section 14.03, may elect to receive distribution of the value of his vested interest in his Separate Account after he satisfies the age requirement for early retirement, in any available form of payment provided in Section 15.01.

14.07  Provision Pursuant to Section 401(a)(9) of the Code

       Notwithstanding any other provision of the Plan to the contrary, a Participant's benefits shall be distributed to him not later than April 1 of the calendar year following the later of (1) the calendar year in which he attains age 70-1/2, or (2) the calendar year in which he retires provided the Participant was not a "five percent owner" (as defined in Section 416 of the Code) at any time during the
                             -54-
       five-Plan-Year period ending in the calendar year in which he attains age 70-1/2. If a Participant becomes a "five percent owner" during any subsequent Plan Year, his benefits shall be distributed to him not later than April l of the calendar year following the calendar year in which such subsequent Plan Year ends.

       Unless applicable law permits (or requires) otherwise, for Plan Years beginning on and after January 1, 1989, a Participant's benefits shall be distributed to him not later than April 1 of the calendar year following the calendar year in which he attains age 70-1/2. However, if a Participant attains age 70-1/2 by January 1, 1988 and if such Participant was not a "five percent owner" in the five-Plan-Year period ending with or within the calendar year in which he attained age 70-1/2 or any subsequent year, such Participant's benefits need not be distributed until his actual retirement.

       If distribution is required to commence pursuant to this Section 14.07 to a Participant who has not had a Termination of Employment, distributions shall commence in a form of payment provided under Article XVI and shall be made in accordance with Section 401(a)(9) of the Code and the regulations thereunder, the provisions of which are incorporated herein by reference.

       Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in his Separate Account shall be distributed either at the time of commencement of distribution or thereafter over a period not extending beyond the life expectancy of such Participant or the joint life expectancies of such Participant and his Beneficiary.

14.08  Provision Pursuant to Section 401(a)(14) of the Code

       Unless a Participant elects a later date (subject to the provisions of Section 14.07), payments shall be made or commenced not later than sixty days after the latest of the close of the Plan Year in which:

             (1) occurs the date on which the Participant attains age 65;

             (2) occurs the 10th anniversary of the year the Participant commenced participation in the Plan;
             or

             (3)   the Participant has a Termination of
             Employment.

14.09  Administrative Powers Relating to Payments

       If a Participant or Beneficiary is under a legal disability or, by reason of illness or mental or physical disability, is in the opinion of the Plan Administrator unable properly to attend to his personal financial matters, the Trustee may make such payments in such of the following ways as the Plan Administrator shall direct:
                             -55-

             (a)   directly to such Participant or
             Beneficiary;

             (b)   to the legal representative of such
             Participant or Beneficiary; or

             (c) to some relative by blood or marriage, or friend, for the benefit of such Participant or Beneficiary.

       Any payment made pursuant to this Section 14.09 shall be in complete discharge of the obligation under the Plan.

14.10  Reemployment

       If a vested Participant is reemployed by an Employer or a member of the Controlled Group, the portion of his Separate Account that is attributable to contributions made with respect to his period of reemployment, including any earnings thereon, shall not be distributable in accordance with the terms of the Plan until his subsequent retirement or other Termination of Employment.

       If distribution of such Participant's Separate Account has already commenced at the time he is reemployed, the portion of his Separate Account that is attributable to contributions made with respect to his prior employment, including any earnings thereon, shall continue to be distributed after his reemployment in accordance with his election pursuant to the provisions of Section 15.01 made at his prior retirement or other Termination of Employment.

       If distribution of such Participant's Separate Account has not commenced at the time he is reemployed, the portion of his Separate Account that is attributable to contributions made with respect to his prior employment, including any earnings thereon, shall remain distributable pursuant to the terms of the Plan because of his prior retirement or other Termination of Employment, but not in the form of payment provided under paragraph (a) of Section 15.01; provided, however, that Years of Vesting Service credited to such Participant because of his reemployment shall be taken into account only after his subsequent retirement or other Termination of Employment for purposes of determining whether such Participant may commence distribution prior to his Normal Retirement Age of such distributable portion of his Separate Account.

       Notwithstanding the foregoing, a Participant shall have no right to continue distribution or to receive distribution upon reemployment of any amounts attributable to a Prior Plan, unless expressly provided for under such Prior Plan.

       A Participant who is reemployed by an Employer or a member of the Controlled Group and who was not vested at the time of his prior Termination of Employment shall be entitled (if at all) to receive distribution of his Separate Account only upon his subsequent retirement or other Termination of Employment.
                             -56-

14.11  Special Provisions Effective January 1, 1995

       Notwithstanding any other provision of the Plan to the contrary, a Participant who has a Termination of Employment prior to January 1, 1995, and who has not commenced distribution of his vested interest in his Separate Account, prior to January 1, 1995, may elect that distribution of his vested interest in his Separate Account be made or commenced on or after January 1, 1995 in accordance with Section 14.06. A Participant who has a Termination of Employment prior to January 1, 1995, and who is receiving his vested interest in his Separate Account in the form of installment payments shall have a one-time opportunity to elect to receive the undistributed balance of his vested interest in his Separate Account in the form of payment specified in paragraph (a) of Section 15.01 in lieu of any remaining installment payments, in accordance with procedures established by the Plan Administrator and within the time period established by the Plan Administrator for making such an election.
                             -57-

                           ARTICLE XV
                        FORMS OF PAYMENT

15.01  Method of Distribution

       The benefits to be distributed to a Participant or his Spouse (or other Beneficiary) upon his Termination of Employment shall be paid, at the election of the Participant or his Spouse or other Beneficiary as follows:

             (a)   in a single sum payment, except that, a
             single sum payment is not available for
             distributions made before January 1, 1995, or

             (b)   in monthly, quarterly, semi-annual or
             annual installments over a period of 5, 10, 15, or 20 years, as selected by the recipient, but not exceeding the life expectancy of the Participant (or the life expectancy of the Spouse or other Beneficiary, if applicable) determined at the time benefits commence. The amount of each installment shall be redetermined annually by multiplying the value of the amount of the Separate Account to be distributed by a fraction, the numerator of which is one and the denominator of which is the total number of installments remaining to be paid.

       A Participant with respect to whom there may be an additional allocation under Sections 13.03 and 13.04 following the Participant's Termination of Employment because of his retirement, death, or Total and Permanent Disability (or his Beneficiary) and whose account balance exceeds $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code) on the date of his Termination of Employment (or exceeded such amount at the time of any prior distribution), shall be entitled to elect to defer any distribution until the Employer Contribution for the Plan Year that includes the date of such Termination of Employment is made, or to elect a distribution of the Participant's vested interest in his Separate Account prior to the additional allocation and a subsequent distribution of his vested interest in any additional allocation.

       If a Participant's vested interest in his Separate Account at the time benefits are to commence (or at the time of any prior distribution) exceeds $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the
       Code), if the Participant has not attained his Normal Retirement Age, distribution shall not be made without the Participant's written consent.

15.02  Notice Regarding Distributions

       Within the 60 day period ending 30 days prior to the date distribution of a Participant's Separate Account is to be made or commenced, the Plan
                             -58-

       Administrator shall provide him with a written explanation of the forms of payment available under the Plan, and, except as otherwise provided in Section 15.03, the Participant's right to defer distribution of his Separate Account until a date not later than the April 1 following the close of the calendar year in which the Participant attains age 70 1/2, and his right to make a direct rollover. Notwithstanding the foregoing, distribution may be made or commenced less than 30 days after the notice required by this
       Section 15.03 is given to the Participant, provided that:

             (1) the Plan Administrator clearly informs the Participant that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and, if applicable, a particular distribution option, and

             (2)   the Participant, after receiving the
             notice, affirmatively elects a distribution.

15.03  Small Benefit Cash-Out

       Notwithstanding the preceding provisions of this
       Article XV, the vested Separate Account of a Participant shall be distributed in a single sum payment as soon as practicable following his Termination of Employment, if the value of his vested Separate Account as of the Valuation Date coinciding with or immediately preceding his Termination of Employment is (or at the time of any prior distribution was) $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to
       Section 411(a)(7)(B)(i) of the Code) or less; provided, however, that no such payment shall be made after benefits have commenced in installments as provided in
       Section 15.01. Notwithstanding the above, the provisions of Section 14.06, or the provisions of
       Section 15.01, a distributee the value of whose Separate Account does not exceed $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the
       Code) as of the date on which he would otherwise receive distribution of such Separate Account and with respect to whom there may be an additional allocation under Sections 13.03 and 13.04 following the Participant's Termination of Employment due to retirement, death, or Total and Permanent Disability shall be entitled to elect, in accordance with the procedures established by the Plan Administrator, to defer such payment or commencement of payment until the Employer Contribution for the Plan Year that includes the date of such Termination of Employment is made, in which case the determination of the value of his Separate Account for purposes of the timing, amount, and form of distribution hereunder shall be made as of the Valuation Date as of which the Employer Contribution for the Plan Year that includes the date of such Termination of Employment is allocated if distribution is made or commenced to the distributee prior to the next Valuation Date, and, otherwise, as of the Valuation Date coinciding with or immediately preceding the date as of which distribution is made or commenced; provided, however, that
                             -59-
       notwithstanding the provisions of paragraph (a) of
       Section 15.01, such distributee shall be entitled to elect distribution in a single sum payment prior to January 1, 1995, if the value of the Separate Account exceeds $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to
       Section 411(a)(7)(B)(i) of the Code) at such later
       Valuation Date.

15.04  Payment to Estate

       Notwithstanding any other provision of the Plan to the contrary, if a Participant's Beneficiary is his estate, the executor or other personal representative of the Participant may elect on the estate's behalf to receive any benefit which may become payable under the Plan upon the death of the Participant, or in lieu of any installment payments remaining unpaid at the death of the Participant, a single sum payment.

15.05  Direct Rollover Requirements

             (a) This Section 15.05 applies to distributions made on or after January 1, 1993.
             Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 15.05, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

             (b)   For purposes of this Section 15.05, the
             following definitions shall apply:

                         (i)   Eligible rollover distribution:
                   An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                         (ii)  Eligible retirement plan:  An
                   eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of
                             -60-
                   the Code, that accepts the
                   distributee's eligible rollover
                   distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                         (iii) Distributee:  A distributee
                   includes an Employee or former Employee.
                   In addition, the Employee's or former
                   Employee's surviving Spouse and the
                   Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

                         (iv)  Direct rollover:  A direct
                   rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

15.06  Valuation Date

       A Participant's vested interest in the balance of his Separate Account shall be determined as of the Valuation Date coinciding with or immediately preceding the date as of which distribution is to be made or commenced.

15.07  Form of Election

       All elections under Article XIV and this Article XV shall be in writing on the form prescribed by the Plan
       Administrator from time to time and must be filed on a timely basis.
                             -61-

                          ARTICLE XVI
                    VESTING AND FORFEITURES


16.01  Full Vesting

       A Participant shall have a fully vested and nonforfeitable interest in his Separate Account on the first to occur of the following:

             (a)   his attainment of age 65;

             (b)   the date of his death;

             (c)   his completion of the required Years of
             Vesting Service, pursuant to Section 16.02;

             (d)   termination of the Plan pursuant to
             Section 5.01; or

             (e)   the date on which he incurs a Total and
             Permanent Disability.

16.02  Vesting Schedule

             (a) A Participant, other than a Participant who is an Employee of Systematics Information Services, Inc. or its subsidiaries whose Employment Commencement Date occurred prior to January 1, 1995, shall vest in the value of his Separate Account in accordance with the following schedule:

                    Vesting Years                  Vested
                      of Service                  Percentage

                    less than 5                       0%
                    5 or more                       100%

             (b)   A Participant who is an Employee of
             Systematics Information Services, Inc. or its subsidiaries whose Employment Commencement Date occurred prior to January 1, 1995, shall vest in the value of his Separate Account in accordance with the following schedule:

                    Vesting Years                  Vested
                      of Service                  Percentage

                    less than 3                       0%
                    3 but not 4                      25%
                    4 but not 5                      50%
                    5 or more                       100%

16.03  Forfeitures

       If a Participant who has a Termination of Employment for any reason other than retirement, Total and Permanent Disability, or death is not 100% vested in his Separate Account, the non-vested portion of his Separate Account shall be forfeited as follows:

             (a) If the Participant has no vested interest in his Separate Account, the non-vested balance of the Participant's Separate Account shall be a Forfeiture at the end of the Plan Year in which his Termination of Employment occurs; provided that he has not returned to employment prior to such date.

             (b)   If the value of a Participant's vested
             interest in his Separate Account as of the date of distribution (or at the time of any prior distribution) does not exceed $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to
             Section 411(a)(7)(B)(i) of the Code) resulting in his receipt of a single sum payment pursuant to
             Section 15.04, the non-vested portion of the Participant's Separate Account shall be a Forfeiture at the end of the Plan Year in which the single sum payment occurs; provided that he has not returned to employment prior to such date; and provided, further, that such distribution occurs prior to the end of the second Plan Year beginning on or after the Participant's Termination of Employment.

             (c)   If the value of a Participant's vested
             interest in his Separate Account as of the date of distribution (or at the time of any prior distribution) exceeds $3,500 (or such other amount as is established by the Secretary of the Treasury pursuant to Section 411(a)(7)(B)(i) of the Code) and the Participant is eligible for and consents in writing to a single sum payment of his vested interest in his Separate Account, the non-vested portion of the Participant's Separate Account shall be a Forfeiture at the end of the Plan Year in which the single sum payment occurs; provided that he has not returned to employment prior to such date; and provided, further, that such distribution occurs prior to the end of the second Plan Year beginning on or after the Participant's Termination of Employment.

             (d)   If paragraphs (a), (b), and (c) of this
             Section 16.03 are not applicable, the non-vested portion of the Participant's Separate Account shall be a Forfeiture at the end of the Plan Year in which the Participant incurs five consecutive one-year Breaks in Service; provided that he has not returned to employment prior to such date.

       Forfeitures shall be used for restoration purposes under Section 16.04 and to provide allocations under
       Section 13.03 and 13.04 for Eligible Employees for
                             -63-
       whom an allocation was erroneously omitted, if any. To the extent that forfeitures are not used for the preceding purposes, they shall be reallocated pursuant to Section 13.03.

16.04  Restoration of Certain Forfeitures on Reemployment

       If a Participant who had a Termination of Employment returns to employment prior to incurring five consecutive one-year Breaks in Service, the amount previously forfeited by him (his Forfeiture) shall be restored to his Separate Account as of the last day of the Plan Year in which he returns to employment with an Employer, provided he has not had an Employment Termination prior to such date. The funds for such restoration shall come first from Forfeitures allocated at the end of such Plan Year, to the extent available and, if necessary, thereafter from additional contributions to the Plan by the Employer.

16.05  Vesting Following Certain Distributions

       If a Participant receives a distribution of amounts attributable to Employer Contributions from his Separate Account at a time when he is less than 100% vested in his Separate Account and under the terms of the Plan the Participant could increase his vested interest in such amounts after the distribution, the balance of his Separate Account attributable to Employer Contributions with respect to which his vested interest can increase shall be computed as follows:

             (1) A separate account shall be established for the portion of the Participant's Separate Account attributable to Employer Contributions at the time of the distribution (or account balances shall be maintained under a method having the same effect), and

             (2)   At any relevant time, the Participant's
             vested interest in such separate account is not less than an amount ("X") determined by the following formula:

                               X = P(AB + (R x D)) - (R x D)

             For purposes of applying the formula:

                                   P =  The Participant's
                         vested interest in such separate
                         account at the relevant time;

                                   AB = The balance of such
                         separate account at the relevant
                         time;

                                   R =  The ratio of (i) the
                         balance of such separate account at
                         the relevant time to (ii) the balance
                         of such separate account after the
                         distribution; and

                                   D =  The amount of the
                         distribution.

                   The relevant time is the time at which,
             under the Plan, the Participant's vested interest in such separate account cannot increase.

16.06  Election of Former Vesting Schedule

       If the Company adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Separate Account, any Participant with three or more Years of Vesting Service shall have a right to have his vested interest in his Separate Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Separate Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section 16.06 by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Plan Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Separate Account on the effective date of such an amendment shall not be less than his vested interest in his Separate Account immediately prior to the effective date of the amendment.
                             -65-

                          ARTICLE XVII
                         BENEFICIARIES


17.01  Designation of Beneficiary

       Subject to the provisions of Section 17.02, each Participant shall have the right to designate, by filing a written designation with the Plan Administrator on such form as the Plan Administrator may prescribe, a person or persons or entity to receive any benefit which may become payable upon the death of such Participant or any installment payments remaining unpaid at the death of the Participant. A married Participant's Beneficiary shall be his Spouse, unless the Spouse has consented in the manner provided in
       Section 17.02 to the Participant's designation of a Beneficiary other than his Spouse. A non-Spouse Beneficiary designation made by a Participant and consented to by his Spouse may be revoked by the Participant in writing at any time, without the consent of his Spouse. Any new Beneficiary designation must again comply with the requirements of Section 17.02.

17.02  Spousal Consent Requirements

       Any written spousal consent given pursuant to this
       Article XVII shall acknowledge the effect of the action taken, shall specifically acknowledge any non-spouse Beneficiary designated by the Participant, and shall be witnessed by a Plan representative or a notary public. Such spousal consent shall be valid only with respect to the Spouse who signs the consent. Notwithstanding any other provision of the Plan to the contrary, written spousal consent shall not be required if the Participant establishes to the satisfaction of the Plan Administrator that such consent cannot be obtained because the Spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder.

17.03  No Beneficiary

       If no Beneficiary has been designated pursuant to
       Section 17.01, if a designation is for any reason illegal or ineffective, or if no Beneficiary survives the Participant and he has no surviving Spouse, then the Beneficiary under the Plan shall be the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if no other Beneficiary has been designated to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution.

17.04  Reliance

       In determining a Participant's Beneficiary, the Plan Administrator may act and rely upon any information it deems reliable upon reasonable inquiry, and upon any affidavit, certificate, or other paper believed by it to be genuine, and upon any evidence believed by it to be sufficient.
                             -67-

                         ARTICLE XVIII
                             LOANS


18.01  No Loans

       A Participant shall not be permitted to obtain any loans from the Plan.
                             -68-

                          ARTICLE XIX
                     IN-SERVICE WITHDRAWALS


19.01  No In-Service Withdrawals

       A Participant shall not be permitted to withdraw any portion of his interest in the Plan.

                           ARTICLE XX
             MERGER OF CERTAIN PLANS INTO THE PLAN


20.01  In General

       This Article XX contains special provisions regarding Prior Plans that have been merged into the Plan from time to time. Except as may be expressly provided elsewhere in this Article XX, the forms of payment or other rights that may not be eliminated under
       Section 411(d)(6) of the Code available under a Prior Plan shall be available under the Plan solely with respect to a Participant's interest under a Prior Plan and not to the Participant's interest under the Plan determined without regard to this Article XX. A Participant may, however, elect to receive his entire interest under the Plan in a form of payment provided under Article XV.

20.02  Merger of Allied Telephone Company Profit Sharing Plan

             (a) Effective as of the beginning of business on January 1, 1995, the Allied Telephone Company Profit Sharing Plan (the "Allied Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the Allied Plan shall be added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust. On and after January 1, 1995, except as otherwise expressly provided in this Article XX, the general provisions of the Plan shall govern with respect to the interests under the Allied Plan of all persons, to the extent not inconsistent with any provision of the Allied Plan that may not be eliminated under Section 411(d)(6) of the Code.

             (b) As of January 1, 1995, Separate Accounts shall be established in accordance with the provisions of Section 11.04 (to the extent not previously established) in the name of each person who as of the close of business on December 31, 1994 was a participant or beneficiary with an interest under the Allied Plan. In addition to any credits or debits to the Separate Account of the persons described in the immediately preceding sentence on or after January 1, 1995 (or with respect to periods prior to January 1, 1995, if any, during which a person described in the immediately preceding sentence was a Participant), in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the Allied Plan are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such person's prior separate account or sub-account of the corresponding type under the Allied Plan as certified to the Plan Administrator by the Plan administrator of the Allied Plan.
                             -70-

             (c)   Any election, waiver, or beneficiary
             designation made by a person with respect to his interest under the Allied Plan shall remain in effect, but with respect only to that portion of his Separate Account attributable to the Allied Plan and the provisions of the Plan other than this Section 19.02 shall apply to the portion of his Separate Account not attributable to the Allied Plan, if any. Provided that an election, waiver, or beneficiary designation has not become irrevocable (by reason of death or otherwise), a person described in the first sentence of paragraph (b) of this Section 19.02 may make a new election, waiver, or beneficiary designation for his entire interest under the Plan.

20.03  Merger of Profit Sharing Plan for Employees of
       Systematics Information Services, Inc. and
       Participating Affiliates

             (a) Effective as of the beginning of business on January 1, 1995, the Profit Sharing Plan for Employees of Systematics Information Services, Inc. and Participating Affiliates (the "Systematics Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the Systematics Plan shall be added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust. On and after January 1, 1995, except as otherwise expressly provided in this Article XX, the general provisions of the Plan shall govern with respect to the interests under the Systematics Plan of all persons, to the extent not inconsistent with any provision of the Systematics Plan that may not be eliminated under
             Section 411(d)(6) of the Code.

             (b) As of January 1, 1995, Separate Accounts shall be established in accordance with the provisions of Section 11.04 in the name of each person who as of the close of business on December 31, 1994 was a participant or beneficiary with an interest under the Systematics Plan. In addition to any credits or debits to the Separate Account of the persons described in the immediately preceding sentence on or after January 1, 1995, in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the Systematics Plan are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such person's prior separate account or sub-account of the corresponding type under the Systematics Plan as certified to the Plan Administrator by the plan administrator of the Systematics Plan.

             (c) Each Employee who is a participant in the Systematics Plan on December 31, 1994, and becomes an Eligible Employee on January 1, 1995, shall become a Participant on January 1, 1995.
             An Employee of Systematics Information Services, Inc. or its subsidiaries who was hired prior to January 1, 1995, who becomes an Eligible Employee on
                             -71-

             January 1, 1995, and who would have become a participant in the Systematics Plan upon fulfilling the age and service eligibility requirements under the Systematics Plan shall become a Participant on the earlier of (i) the date that he would have become a participant in the Systematics Plan or (ii) the date that he would become a Participant in accordance with
             Section 10.01.  Each other Employee of
             Systematics Information Services, Inc. or its subsidiaries who is hired on or after January 1, 1995, and who becomes an Eligible Employee shall become a Participant on the date that he would become a Participant in accordance with
             Section 10.01.

             (d)   Any election, waiver, or beneficiary
             designation made by a participant or beneficiary, as applicable, under the Systematics Plan with respect to his interest under the Systematics Plan shall remain in effect unless superseded by a valid election, waiver, or beneficiary designation under the Plan.

             (e)   Any election, waiver, or beneficiary
             designation made by a person with respect to his interest under the Systematics Plan shall remain in effect, but with respect only to that portion of his Separate Account attributable to the Systematics Plan and the provisions of the Plan other than this Section 19.03 shall apply to the portion of his Separate Account not attributable to the Systematics Plan, if any. Provided that an election, waiver, or beneficiary designation has not become irrevocable (by reason of death or otherwise), a person described in the first sentence of paragraph (b) of this Section 19.03 may make a new election, waiver, or beneficiary designation for his entire interest under the Plan.

             (f) Notwithstanding any other provision of the Plan to the contrary, any outstanding loan under the Systematics Plan shall continue to be repaid and administered in accordance with its terms and the applicable provisions of the Systematics Plan in effect at the time the loan was granted.
                             -72-

                          ARTICLE XXI
             SPECIAL PROVISIONS AND EFFECTIVE DATES


21.01  Effective Date

This amended and restated Plan is effective as of January 1, 1994, but with respect only to Participants who have a Termination of Employment on or after January 1, 1994, except as may otherwise be provided herein.

21.02  Tax Reform Act of 1986 Effective Dates

With respect to any change made to the Plan to satisfy the provisions of the Tax Reform Act of 1986 and any subsequent legislation, including any regulations, rulings, or other published guidance, such change shall be effective on the first day of the first period (which may or may not be the first day of a Plan Year) with respect to which such change became required because of such provisions.


EXECUTED this 29th day of December, 1994.


                           ALLTEL CORPORATION


                           By /s/ John L. Comparin
                                   Title:Vice-President - Human Resources